Exhibit 4.2

STORE MASTER FUNDING I, LLC,

as an Issuer,

STORE MASTER FUNDING II, LLC,

as an Issuer,

STORE MASTER FUNDING III, LLC

as an Issuer,

STORE MASTER FUNDING IV, LLC

as an Issuer,

STORE MASTER FUNDING V, LLC

as an Issuer,

STORE MASTER FUNDING VI, LLC

as an Issuer,

STORE MASTER FUNDING VII, LLC

as an Issuer,

STORE MASTER FUNDING XIV, LLC

as an Issuer,

STORE MASTER FUNDING XIX, LLC

as an Issuer,

STORE MASTER FUNDING XX, LLC

as an Issuer,

STORE MASTER FUNDING XXII, LLC

as an Issuer,

STORE MASTER FUNDING XXIV, LLC

as an Issuer,

STORE MASTER FUNDING XXXIV, LLC

as an Issuer,

STORE MASTER FUNDING XXXVII, LLC

as an Issuer,

STORE MASTER FUNDING XXXVIII, LLC

as an Issuer,

and

CITIBANK, N.A.

as Indenture Trustee

SERIES 2026-1 SUPPLEMENT

Dated as of May 19, 2026

to

TWELFTH AMENDED AND RESTATED MASTER INDENTURE

Dated as of May 19, 2026

NET-LEASE MORTGAGE NOTES, SERIES 2026-1

Exhibits
EXHIBIT A	Additional Representations and Warranties

Schedules
SCHEDULE I-A	Properties / Tenants
SCHEDULE I-B	Mortgage Loans
SCHEDULE I-C	Representations and Warranties Exception Schedule
SCHEDULE II	Reserved
SCHEDULE III-A	Amortization Schedule (Series 2016-1 Notes)
SCHEDULE III-B	Amortization Schedule (Series 2018-1 Notes)
SCHEDULE III-C	Amortization Schedule (Series 2019-1 Notes)
SCHEDULE III-D	Amortization Schedule (Series 2021-1 Notes)
SCHEDULE III-E	Amortization Schedule (Series 2024-1 Notes)
SCHEDULE III-F	Amortization Schedule (Series 2025-1 Notes)
SCHEDULE III-G	Amortization Schedule (Series 2026-1 Class A-1 (AAA) Notes)
SCHEDULE III-H	Amortization Schedule (Series 2026-1 Class A-2 (AAA) Notes)
SCHEDULE III-I	Amortization Schedule (Series 2026-1 Class A-3 (AA) Notes)
SCHEDULE III-J	Amortization Schedule (Series 2026-1 Class A-4 (AA) Notes)
SCHEDULE III-K	Amortization Schedule (Series 2026-1 Class B Notes)

SERIES 2026-1 SUPPLEMENT, dated as of May 19, 2026 (this “Series 2026-1 Supplement”), among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC, STORE Master Funding XXXVIII, LLC, (each an “Issuer” and together, the “Issuers”) and Citibank, N.A. (the “Indenture Trustee”).

Pursuant to this Series 2026-1 Supplement to the Twelfth Amended and Restated Master Indenture (the “Master Indenture”), dated as of May 19, 2026, among the Issuers and the Indenture Trustee, the Issuers and the Indenture Trustee hereby create a new Series of Notes (the “Series 2026-1 Notes”), which consists of the Series 2026-1 Class A-1 (AAA) Notes, the Series 2026-1 Class A-2 (AAA) Notes, the Series 2026-1 Class A-3 (AA) Notes, the Series 2026-1 Class A-4 (AA) Notes and the Series 2026-1 Class B Notes (each, as defined below), and specify the Principal Terms thereof.

Pursuant to the Eleventh Amended and Restated Master Indenture, dated as of September 30, 2025, as supplemented by the Series 2016-1 Supplement, as further supplemented by the Series 2018-1 Supplement, as further supplemented by the Series 2019-1 Supplement, as further supplemented by the Series 2021-1 Supplement, as further supplemented by the Series 2023-1 Supplement, as further supplemented by the Series 2024-1 Supplement and as further supplemented by the Series 2025-1 Supplement (the “Series 2025-1 Supplement”), dated as of September 30, 2025, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC, STORE Master Funding XXXVIII, LLC and the Indenture Trustee, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC, and STORE Master Funding XXXVIII, LLC issued the Net-Lease Mortgage Notes, Series 2025-1 (the “Series 2025-1 Notes”), with an initial series principal balance equal to $645,000,000.

Pursuant to the Tenth Amended and Restated Master Indenture, dated as of April 18, 2024, as supplemented by the Series 2016-1 Supplement (as amended by the Omnibus Amendment, “Series 2016-1 Supplement”), dated as of October 18, 2016, among the STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC and the Indenture Trustee, as further supplemented by the Series 2018-1 Supplement (as amended by the Omnibus Amendment, “Series 2018-1 Supplement”), dated as of October 22, 2018, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII,

LLC and the Indenture Trustee, as further supplemented by the Series 2019-1 Supplement (as amended by the Omnibus Amendment, “Series 2019-1 Supplement”), dated as of November 13, 2019, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC and the Indenture Trustee, as further supplemented by the Series 2021-1 Supplement (as amended by the Omnibus Amendment, “Series 2021-1 Supplement”), dated as of June 29, 2021, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC and the Indenture Trustee, as further supplemented by the Series 2023-1 Supplement (as amended by the Omnibus Amendment, “Series 2023-1 Supplement”), dated as of May 31, 2023, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXIV, LLC and the Indenture Trustee, and as further supplemented by the Series 2024-1 Supplement (as amended by the Omnibus Amendment, “Series 2024-1 Supplement”), dated as of April 18, 2024, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC and the Indenture Trustee, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC and STORE Master Funding XXIV, LLC issued the Net-Lease Mortgage Notes, Series 2024-1 (the “Series 2024-1 Notes”), with an initial series principal balance equal to $450,000,000.

Pursuant to the Ninth Amended and Restated Master Indenture, dated as of May 31, 2023, as supplemented by the Series 2016-1 Supplement, as further supplemented by the Series 2018-1 Supplement, as further supplemented by the Series 2019-1 Supplement, as further supplemented by the Series 2021-1 Supplement, and as further supplemented by the Series 2023-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XX, LLC, STORE Master Funding XIX, LLC and STORE Master Funding XXIV, LLC issued the Net-Lease Mortgage Notes, Series 2023-1 (the “Series 2023-1 Notes”), with an initial series principal balance equal to $548,000,000.

Pursuant to the Eighth Amended and Restated Master Indenture, dated as of June 29, 2021, as supplemented by the Series 2016-1 Supplement, as further supplemented by the Series 2018-1 Supplement, as further supplemented by the Series 2019-1 Supplement, and as further supplemented by the Series 2021-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC and STORE Master Funding XX, LLC issued the Net-Lease Mortgage Notes, Series 2021-1 (the “Series 2021-1 Notes”), with an initial series principal balance equal to $550,000,000.

Pursuant to the Seventh Amended and Restated Master Indenture, dated as of November 19, 2019, as supplemented by the Series 2016-1 Supplement, as further supplemented by the Series 2018-1 Supplement and as further supplemented by the Series 2019-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, and STORE Master Funding XIV, LLC issued the Net-Lease Mortgage Notes, Series 2019-1 (the “Series 2019-1 Notes”), with an initial series principal balance equal to $663,000,000.

Pursuant to the Sixth Amended and Restated Master Indenture, dated as of October 22, 2018, as supplemented by the Series 2016-1 Supplement and as further supplemented by the Series 2018-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC issued the Net-Lease Mortgage Notes, Series 2018-1 (the “Series 2018-1 Notes”), with an initial series principal balance equal to $626,000,000. The Series 2018-1 Class A-1 and Class A-3 Notes were previously redeemed.

Pursuant to the Fifth Amended and Restated Master Indenture, dated as of October 18, 2016, as supplemented by the Series 2016-1 Supplement, STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC issued the Net-Lease Mortgage Notes, Series 2016-1 (the “Series 2016-1 Notes”), with an initial series principal balance equal to $355,000,000.

Pursuant to the Indenture, the Issuers, together with any applicable co-issuers, may from time to time direct the Indenture Trustee to authenticate one or more new Series of Notes. The Principal Terms of any new Series are to be set forth in a related Series Supplement to the Indenture.

ARTICLE I

DEFINITIONS

Section 1.01. Definitions.

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Master Indenture or in the Property Management Agreement, as applicable.

“Accrual Period”: With respect to the Series 2026-1 Notes and any Payment Date, the period from and including the immediately preceding Payment Date (or, with respect to the initial Accrual Period, from and including the Series Closing Date) to, but excluding, such Payment Date.

“Aggregate Class B Note Adjustment Amount”: On any Payment Date, the amount, if any, by which the Aggregate Series Principal Balance before giving effect to any payments of principal on such Payment Date exceeds (i) the Aggregate Collateral Value minus (ii) the sum of Collateral Value of the Defaulted Assets and Collateral Value of the Delinquent Assets as of the last day of the Collection Period related to such Payment Date. In no event will the Aggregate Class B Note Adjustment Amount be greater than the sum of (i) the Outstanding Principal Balance of the Class B Notes and (ii) the aggregate outstanding principal balance of all class B notes of each other Series.

“Allocated Loan Amount”: As defined in the Property Management Agreement.

“Allocated Release Amount”: For a Released Asset (other than any Delinquent Asset or Defaulted Asset purchased by the Special Servicer or the Property Manager or any assignee thereof or sold to a STORE SPE), an amount equal to the lesser of (A) the Fair Market Value of such Released Asset and (B) one hundred fifteen percent (115%) of the Allocated Loan Amount of such Released Asset.

“Anticipated Repayment Date”: With respect to the Series 2026-1 Class A-1 (AAA) Notes and the Series 2026-1 Class A-3 (AA) Notes, the Payment Date occurring in March 2032 and with respect to the Series 2026-1 Class A-2 (AAA) and the Series 2026-1 Class A-4 (AA) Notes and the Series 2026-1 Class B Notes, the Payment Date occurring in May 2033.

“Class B Note Adjusted Principal Balance”: On any Payment Date, the Outstanding Principal Balance of the Series 2026-1 Class B Notes before giving effect to any payments of principal on such Payment Date (or, in the case of the initial Payment Date, the Initial Principal Balance as of the Series Closing Date), minus the Class B Note Adjustment Amount on the current Payment Date. In no event will the Class B Note Adjusted Principal Balance exceed the Outstanding Principal Balance of the Series 2026-1 Class B Notes or be a number less than zero. On the Series Closing Date, the Class B Note Adjusted Principal Balance will be equal to the Outstanding Principal Balance of the Series 2026-1 Class B Notes on the Series Closing Date.

“Class B Note Adjustment Amount”: On any Payment Date, (i) the quotient of (a) the Outstanding Principal Balance of the Series 2026-1 Class B Notes, divided by (b) the sum of (A) the Outstanding Principal Balance of the Series 2026-1 Class B Notes and (B) the aggregate outstanding principal balance of all class B notes of each other Series, multiplied by (ii) the Aggregate Class B Note Adjustment Amount for such Payment Date.

“Collateral Defect”: As defined in the Property Management Agreement.

“Construction Property”: Properties that are subject to ongoing construction and are not currently operating, but are generating current rental payments.

“Controlling Party”: With respect to the Series 2026-1 Notes, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2026-1 Class A (AAA) Notes, or, if such Series 2026-1 Class A (AAA) Notes have been paid in full, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2026-1 Class A (AA) Notes, or, if such Series 2026-1 Class A (AA) Notes have been paid in full, Noteholders (excluding STORE Capital and any of its affiliates) representing in the aggregate more than 50% of the Outstanding Principal Balance of the Series 2026-1 Class B Notes.

“Double-Net Lease Properties”: Properties for which the Tenant is responsible for property taxes, insurance and ordinary repairs and maintenance, and the lessor is responsible for structural repairs and maintenance.

“Early Amortization Period”: With respect to the Series 2026-1 Notes, (a) as defined in the Master Indenture and (b) in the event that the Issuers do not repay the Outstanding Principal Balance of the Series 2026-1 Notes in full on or prior to the applicable Anticipated Repayment Date commencing on the applicable Anticipated Repayment Date.

“Early Refinancing Notice Date”: As defined in Section 2.05.

“Early Refinancing Prepayment”: As defined in Section 2.05.

“Eligible Office Properties”: Single tenant property primarily used as office space and essential to a Tenant’s operating business.

“Guaranty”: With respect to the Series 2026-1 Notes, the Guaranty, dated as of August 23, 2012, by STORE Capital in favor of the Indenture Trustee and the Collateral Agent, for the benefit of the Noteholders, as amended and as may be further amended or restated from time to time.

“Indenture”: With respect to the Series 2026-1 Notes, the Twelfth Amended and Restated Master Indenture, dated as of May 19, 2026, as supplemented by the Series 2016-1 Supplement, the Series 2018-1 Supplement, the Series 2019-1 Supplement, the Series 2021-1 Supplement, the Series 2023-1 Supplement, the Series 2024-1 Supplement, the Series 2025-1 Supplement and this Series 2026-1 Supplement and any other Series Supplement, as applicable, each as may be amended or supplemented from time to time.

“Indenture Trustee Fee Rate”: With respect to the Series 2026-1 Notes, 0.0081%.

“Initial Principal Balance”: With respect to each Class of the Series 2026-1 Notes, as set forth on the table in Section 2.01(a) hereof.

“Initial Purchaser”: Each of Atlas SP Securities, a division of Apollo Global Securities, LLC, Citigroup Global Markets Inc., BofA Securities, Inc., Capital One Securities, Inc., Truist Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC.

“Issuer Interests”: The limited liability company interests of STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, STORE Master Funding VII, LLC, STORE Master Funding XIV, LLC, STORE Master Funding XIX, LLC, STORE Master Funding XX, LLC, STORE Master Funding XXII, LLC, STORE Master Funding XXIV, LLC, STORE Master Funding XXXIV, LLC, STORE Master Funding XXXVII, LLC and STORE Master Funding XXXVIII, LLC.

“Issuer Member”: With respect to the Series 2026-1 Notes, STORE Capital Acquisitions, LLC.

“Limited Liability Company Agreement”: (i) The Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding I, LLC, dated as of November 14, 2013; (ii) the Third Amended and Restated Limited Liability Company Agreement of STORE Master Funding II, LLC, dated as of November 14, 2013; (iii) the Second Amended and Restated Limited Liability Company Agreement of STORE Master Funding III, LLC, dated as of November 14, 2013; (iv) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding IV, LLC, dated as of November 14, 2013; (v) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding V, LLC, dated as of April 28, 2014; (vi) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VI, LLC, dated as of October 13, 2016; (vii) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding VII, LLC, dated as of October 13, 2016; (viii) the Limited Liability Company Agreement of STORE Master Funding XIV, LLC, dated as of October 21, 2016; (ix) the Limited Liability Company Agreement of STORE Master Funding XIX, LLC, dated as of November 18, 2019; (x) the Limited Liability Company Agreement of STORE Master Funding XX, LLC, dated as of November 18, 2019, each as may be amended or restated from time to time; (xi) the Limited Liability Company Agreement of STORE Master Funding XXII, LLC, dated as of April 9, 2021; (xii) the Amended and Restated Limited Liability Company Agreement of STORE Master Funding XXIV, LLC, dated as of February 1 , 2023; (xiii) the Limited Liability Company Agreement of STORE Master Funding XXXIV, LLC, dated as of October 5, 2023; (xiv) the Limited Liability Company Agreement of STORE Master Funding XXXVII, LLC, dated as of July 23, 2024; and (xv) the Limited Liability Company Agreement of STORE Master Funding XXXVIII, LLC, dated as of July 23, 2024, each as may be amended or restated from time to time.

“Make Whole Amount”: With respect to the Series 2026-1 Notes and any Payment Date (I) upon which any Unscheduled Principal Payment related to any Third Party Option Price received as a result of a Third Party Purchase Option, Payoff Amounts received in connection with releases and sales of Leases and Properties, any proceeds derived from each un-leased Property (exclusive of related operating costs, including certain reimbursements payable to the Property Manager in connection with the operation and disposition of such un-leased Property), or any other amount disbursed from the Release Account to the Collection Account relating to Released Assets, shall be paid pursuant to Section 2.02 of this Series Supplement or (II) with respect to the Series 2026-1 Class A (AAA) Notes and the Series 2026-1 Class A (AA) Notes that occurs on or prior to the Refinancing Date for such Class of Series 2026-1 Notes, upon which a Voluntary Prepayment is made, the payment due to each Series 2026-1 Noteholder in an amount not less than zero (as calculated two (2) Business Days prior to such Payment Date) equal to: the product of (1) the Applicable Paydown Percentage and (2)(A) using the Reinvestment Yield, the sum of the present values of the scheduled payments of principal and interest remaining until the applicable Refinancing Date (calculated prior to the application of the Voluntary Prepayment or Unscheduled Principal Payment, as applicable), minus (B) the amount of principal repaid by the Voluntary Prepayment or Unscheduled Principal Payment, as applicable.

“Maximum Property Concentrations”: With respect to any Determination Date and any concentration set forth below, means a percentage equal to the aggregate Allocated Loan Amounts in such concentration over the aggregate Allocated Loan Amounts of the Collateral Pool: (i)(a) with respect to the Other Amusement and Recreation Industries (7139) industry group from the North American Industry Classification System as of any Determination Date, a percentage equal to 20.0%, and (b) in the case of any other industry group from the North American Industry Classification System (other than Restaurants and Other Eating Places, so long as no related Restaurant Concept exceeds 12.5% of the Allocated Loan Amount of the Collateral Pool) as of any Determination Date, a percentage no greater than 15.0% as of such Determination Date; (ii) with respect to any Tenant (including affiliates thereof), (a) in the case of the largest Tenant (including affiliates thereof) as of any Determination Date, a percentage equal to 8.0% and (b) in the case of the five (5) largest Tenants (including affiliates thereof) as of any Determination Date, an aggregate percentage equal to 45% as of such Determination Date; (iii) (a) with respect to Properties located in any state (other than Texas, Illinois and Tennessee) as of any Determination Date, a percentage equal to 12.5%; (b) with respect to Properties located in Illinois or Tennessee as of any Determination Date, a percentage equal to 15.0% as of such Determination Date and (c) with respect to Properties located in Texas as of any Determination Date, a percentage equal to 27.5% as of such Determination Date; (iv) with respect to ground leases as of any Determination Date, a percentage equal to 2.0% as of such Determination Date; (v) with respect to Tenants which pay Percentage Rent only as of any Determination Date, a percent equal to 5.0% as of such Determination Date; (vi) with respect to Properties with less than twelve (12) months of operating history at such location as of any Determination Date, a percentage equal to 10.0% as of such Determination Date; (vii) with respect to Construction Properties as of any Determination Date, a percentage equal to 3.0% as of such Determination Date, (viii) (a) with respect to Loans, as of any Determination Date prior to the first Series closing date occurring after the Series Closing Date, a percentage no greater than 0.0% as of such Determination Date and (b) with respect to Loans, as of any Determination Date on or after the first Series closing date occurring after the Series Closing Date, a percentage no greater than 20.0% as of such Determination Date, (ix) with respect to Eligible Office Properties, a percentage equal to 5.0% as of such Determination Date, provided, that such limit shall exclude such single tenant properties (a) that are part of a master lease and used as office headquarters, or (b) where the majority of the property is not being used as office space, (x) with respect to Double-Net Lease Properties, a percentage equal to 5.0% as of such Determination Date and (xi) with respect to Single Net Lease Properties, a percentage equal to 5.0% as of such Determination Date.

“Note Interest”: The Series 2026-1 Class A-1 (AAA) Note Interest, the Series 2026-1 Class A-2 (AAA) Note Interest, the Series 2026-1 Class A-3 (AA) Note Interest, the Series 2026-1 Class A-4 (AA) Note Interest, or the Series 2026-1 Class B Note Interest, as applicable.

“Note Rate”: The Series 2026-1 Class A-1 (AAA) Note Rate, the Series 2026-1 Class A-2 (AAA) Note Rate, the Series 2026-1 Class A-3 (AA) Note Rate, the Series 2026-1 Class A-4 (AA) Note Rate or the Series 2026-1 Class B Note Rate, as applicable.

“Post-ARD Additional Interest Rate”: With respect to the Series 2026-1 Notes, a rate determined by the Property Manager to be the greater of (i) 5.0% and (ii) the applicable Post-ARD Reset Rate.

“Post-ARD Reset Rate”: With respect to the Series 2026-1 Notes, the positive amount (expressed as a rate per annum), if any, by which (i) the sum of (A) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry and Financial Markets Association) on the applicable Anticipated Repayment Date of the United States Treasury Security having a term closest to ten (10) years, plus (B) 5.0%, plus (C) the applicable Post-ARD Spread exceeds (ii) the applicable Note Rate.

“Post-ARD Spread”: (i) With respect to the Series 2026-1 Class A-1 (AAA) Notes, a percentage equal to 1.10%, (ii) with respect to the Series 2026-1 Class A-2 (AAA) Notes, a percentage equal to 1.10.%, (iii) with respect to the Series 2026-1 Class A-3 (AA) Notes, a percentage equal to 1.20%, (iv) with respect to the Series 2026-1 Class A-4 (AA) Notes, a percentage equal to 1.20%, and (v) with respect to the Series 2026-1 Class B Notes, a percentage equal to 1.80%; provided, however, that with respect to the Series 2026-1 Class B Notes, such rate may be reset by the Issuers in the future.

“Private Placement Memorandum”: With respect to the Series 2026-1 Notes, the Private Placement Memorandum dated May 14, 2026.

“Qualified Release Amount”: A portion of the Collateral Pool that may be released in connection with an Early Refinancing Prepayment, applying a Release Price for each asset to be released equal to the greater of Fair Market Value and one hundred twenty-five percent (125%) of the Allocated Loan Amount of the Properties, Hybrid Leases and/or Loans being released, that in the aggregate is no greater than the dollar amount of the Notes being prepaid in connection with such Early Refinancing Prepayment.

“Rated Final Payment Date”: With respect to the Series 2026-1 Notes, the Payment Date occurring in June 2056.

“Refinancing Date”: Any business day that is less than or equal to twenty-four (24) months prior to the Anticipated Repayment Date of the Class A (AAA) Notes or the Class A (AA) Notes.

“Reinvestment Yield”: With respect to any Class of Series 2026-1 Notes, the yield on United States Treasury Securities having the closest maturity (month and year) to the weighted average life of such Class of Notes as of such Payment Date, based on the Anticipated Repayment Date of such Class of Notes (prior to the application of any Voluntary Prepayment or Unscheduled Principal Payment with respect thereto; if more than one such quoted United States Treasury Security has the same maturity date, then the yield of the United States Treasury Security quoted closest to par), plus 0.50%.

“Scheduled Class A Principal Payment”: The sum of (i) the Scheduled Class A-1 (AAA) Principal Payment, (ii) the Scheduled Class A-2 (AAA) Principal Payment, (iii) the Scheduled Class A-3 (AA) Principal Payment and (iv) the Scheduled Class A-4 (AA) Principal Payment.

“Scheduled Class A-1 (AAA) Principal Balance”: With respect to any Payment Date and the Series 2026-1 Class A-1 (AAA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-G.

“Scheduled Class A-1 (AAA) Principal Payment”: With respect to each Payment Date and the Series 2026-1 Class A-1 (AAA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-1 (AAA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-1 (AAA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-1 (AAA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2026-1 Class A-1 (AAA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-1 (AAA) Principal Balance for the prior Payment Date.

“Scheduled Class A-2 (AAA) Principal Balance”: With respect to any Payment Date and the Series 2026-1 Class A-2 (AAA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-H.

“Scheduled Class A-2 (AAA) Principal Payment”: With respect to each Payment Date and the Series 2026-1 Class A-2 (AAA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-2 (AAA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-2 (AAA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-2 (AAA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2026-1 Class A-2 (AAA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-2 (AAA) Principal Balance for the prior Payment Date.

“Scheduled Class A-3 (AA) Principal Balance”: With respect to any Payment Date and the Series 2026-1 Class A-3 (AA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-I.

“Scheduled Class A-3 (AA) Principal Payment”: With respect to each Payment Date and the Series 2026-1 Class A-3 (AA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-3 (AA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-3 (AA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-3 (AA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2026-1 Class A-3 (AA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-3 (AA) Principal Balance for the prior Payment Date.

“Scheduled Class A-4 (AA) Principal Balance”: With respect to any Payment Date and the Series 2026-1 Class A-4 (AA) Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-J.

“Scheduled Class A-4 (AA) Principal Payment”: With respect to each Payment Date and the Series 2026-1 Class A-4 (AA) Notes, an amount equal to the sum of (a) any unpaid portion of Scheduled Class A-4 (AA) Principal Payment, from prior Payment Dates and (b) the product of (i)(A) the related Scheduled Class A-4 (AA) Principal Balance for the prior Payment Date minus (B) the Scheduled Class A-4 (AA) Principal Balance for the current Payment Date and (ii) a fraction (A) the numerator of which is equal to the Outstanding Principal Balance of the Series 2026-1 Class A-4 (AA) Notes (without taking into account any payments to be made on such Payment Date) minus the amounts specified in clause (a) of this definition and (B) the denominator of which is the Scheduled Class A-4 (AA) Principal Balance for the prior Payment Date.

“Scheduled Class B Principal Balance”: With respect to any Payment Date and the Series 2026-1 Class B Notes, the amount set forth for such date on the amortization schedule annexed hereto as Schedule III-K.

“Scheduled Class B Principal Payment”: With respect to each Payment Date and the Series 2026-1 Class B Notes, an amount equal to (i) on any Payment Date prior to the Anticipated Repayment Date, zero dollars ($0) and (ii) on the Anticipated Repayment Date, the Outstanding Principal Balance of the Series 2026-1 Class B Notes.

“Scheduled Series Principal Balance”: With respect to any Payment Date, the sum of the Scheduled Class A-1 (AAA) Principal Balance, the Scheduled Class A-2 (AAA) Principal Balance, the Scheduled Class A-3 (AA) Principal Balance, the Scheduled Class A-4 (AA) Principal Balance and the Scheduled Class B Principal Balance.

“Series 2026-1 Class A (AAA) Notes”: The Series 2026-1 Class A-1 (AAA) Notes and the Series 2026-1 Class A-2 (AAA) Notes.

“Series 2026-1 Class A (AA) Notes”: The Series 2026-1 Class A-3 (AA) Notes and the Series 2026-1 Class A-4 (AA) Notes.

“Series 2026-1 Class A (AAA) Noteholder”: With respect to any Series 2026-1 Class A (AAA) Notes, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-1 Class A (AA) Noteholder”: With respect to any Series 2026-1 Class A (AA) Notes, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-1 Class A-1 (AAA) Noteholder”: With respect to any Series 2026-1 Class A-1 (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-1 Class A-1 (AAA) Note Interest”: On any Payment Date for the Series 2026-1 Class A-1 (AAA) Notes, the interest accrued during the related Accrual Period at the Series 2026-1 Class A-1 (AAA) Note Rate, applied to the Outstanding Principal Balance of the Series 2026-1 Class A-1 (AAA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2026-1 Class A-1 (AAA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2026-1 Class A-1 (AAA) Notes.

“Series 2026-1 Class A-1 (AAA) Notes”: Any of the Series 2026-1 Class A-1 (AAA) Notes, issued pursuant to this Series 2026-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2026-1 Class A-2 (AAA) Noteholder”: With respect to any Series 2026-1 Class A-2 (AAA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-1 Class A-2 (AAA) Note Interest”: On any Payment Date for the Series 2026-1 Class A-2 (AAA) Notes, the interest accrued during the related Accrual Period at the Series 2026-1 Class A-2 (AAA) Note Rate, applied to the Outstanding Principal Balance of the Series 2026-1 Class A-2 (AAA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2026-1 Class A-2 (AAA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2026-1 Class A-2 (AAA) Notes.

“Series 2026-1 Class A-2 (AAA) Notes”: Any of the Series 2026-1 Class A-2 (AAA) Notes, issued pursuant to this Series 2026-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2026-1 Class A-3 (AA) Noteholder”: With respect to any Series 2026-1 Class A-3 (AA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-1 Class A-3 (AA) Note Interest”: On any Payment Date for the Series 2026-1 Class A-3 (AA) Notes, the interest accrued during the related Accrual Period at the Series 2026-1 Class A-3 (AA) Note Rate, applied to the Outstanding Principal Balance of the Series 2026-1 Class A-3 (AA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2026-1 Class A-3 (AA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2026-1 Class A-3 (AA) Notes.

“Series 2026-1 Class A-3 (AA) Notes”: Any of the Series 2026-1 Class A-3 (AA) Notes, issued pursuant to this Series 2026-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2026-1 Class A-4 (AA) Noteholder”: With respect to any Series 2026-1 Class A-4 (AA) Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-1 Class A-4 (AA) Note Interest”: On any Payment Date for the Series 2026-1 Class A-4 (AA) Notes, the interest accrued during the related Accrual Period at the Series 2026-1 Class A-4 (AA) Note Rate, applied to the Outstanding Principal Balance of the Series 2026-1 Class A-4 (AA) Notes before giving effect to any payments of principal on such Payment Date.

“Series 2026-1 Class A-4 (AA) Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2026-1 Class A-4 (AA) Notes.

“Series 2026-1 Class A-4 (AA) Notes”: Any of the Series 2026-1 Class A-4 (AA) Notes, issued pursuant to this Series 2026-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2026-1 Class B Noteholder”: With respect to any Series 2026-1 Class B Note, the applicable Noteholder, as such term is further defined in the Master Indenture.

“Series 2026-1 Class B Note Interest”: On any Payment Date for the Series 2026-1 Class B Notes, the interest accrued during the related Accrual Period at the Series 2026-1 Class B Note Rate, applied to the Outstanding Principal Balance of the Series 2026-1 Class B Notes before giving effect to any payments of principal on such Payment Date.

“Series 2026-1 Class B Note Rate”: The Note Rate set forth in Section 2.01(a) hereof that corresponds to the Series 2026-1 Class B Notes; provided, however, that such annual rate may be reset by the Issuers in the future so long as such reset Note Rate does not exceed the Note Rate Series 2026-1 Class B Notes applicable on the date hereof.

“Series 2026-1 Class B Notes”: Any of the Series 2026-1 Class B Notes, issued pursuant to this Series 2026-1 Supplement and the Indenture, executed by the Issuers and authenticated by the Indenture Trustee or the Authenticating Agent, if any, substantially in the form of Exhibits A-1, A-2 or A-3 attached to the Indenture.

“Series 2026-1 Note”: Any of the Series 2026-1 Class A-1 (AAA) Notes, the Series 2026-1 Class A-2 (AAA) Notes, the Series 2026-1 Class A-3 (AA) Notes, the Series 2026-1 Class A-4 (AA) Notes and the Series 2026-1 Class B Notes.

“Series 2026-1 Noteholder”: Any of the Series 2026-1 Class A-1 (AAA) Noteholders, the Series 2026-1 Class A-2 (AAA) Noteholders, the Series 2026-1 Class A-3 (AA) Noteholders, the Series 2026-1 Class A-4 (AA) Noteholders and the Series 2026-1 Class B Noteholders.

“Series 2026-1 Redemption Date”: As defined in Section 2.03(a).

“Series Closing Date”: May 19, 2026.

“Series Disposition Period Date”: As defined in Section 2.01(f).

“Single Net Lease Properties”: Properties for which the Tenant is responsible for property taxes, and the lessor is responsible for insurance and repairs and maintenance (including structural repairs and maintenance).

“Unscheduled Principal Payment”: With respect to any Payment Date, the sum of (A) all Unscheduled Proceeds (other than any Unscheduled Proceeds described in clause (viii) of the definition thereof) that are deposited into the Collection Account for such Payment Date and (B) all Allocated Release Amounts associated with any Release Price deposited into the Collection Account (including Allocated Release Amounts disbursed from the Release Account to the Collection Account) during the related Collection Period.

ARTICLE II

CREATION OF THE SERIES 2026-1 NOTES; PAYMENTS ON THE SERIES 2026-1 NOTES

Section 2.01. Designation.

(a) There is hereby created a Series of Notes consisting of the Series 2026-1 Class A-1 (AAA) Notes, the Series 2026-1 Class A-2 (AAA) Notes, the Series 2026-1 Class A-3 (AA) Notes, the Series 2026-1 Class A-4 (AA) Notes and the Series 2026-1 Class B Notes to be issued by the Issuers pursuant to the Indenture and this Series 2026-1 Supplement to be known as “Net-Lease Mortgage Notes, Series 2026-1.” The Series 2026-1 Notes shall have the following Class Designations, Initial Principal Balances, Note Rates, and Ratings, where applicable:

Class Designation	Initial Principal Balance	Note Rate	Ratings (S&P)
Series 2026-1 Class A-1 (AAA) Notes	$243,000,000	5.22%	AAA(sf)
Series 2026-1 Class A-2 (AAA) Notes	$243,000,000	5.31%	AAA(sf)
Series 2026-1 Class A-3 (AA) Notes	$40,500,000	5.32%	AA(sf)
Series 2026-1 Class A-4 (AA) Notes	$40,500,000	5.41%	AA(sf)
Series 2026-1 Class B Notes	$22,000,000	6.00%	A(sf)

The Note Interest with respect to the Series 2026-1 Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The Series 2026-1 Notes shall not have preference or priority over the Notes of any other Series except to the extent set forth in the Indenture. The Series 2026-1 Notes shall not be subordinate to any other Series.

(b) The initial Payment Date with respect to the Series 2026-1 Notes shall be the Payment Date occurring in June 2026. The Rated Final Payment Date with respect to the Series 2026-1 Notes shall be the Payment Date occurring in June 2056.

(c) The initial Collection Period with respect to the Series 2026-1 Notes shall be the period commencing on the Series Closing Date and ending on the Determination Date in June 2026.

(d) On the Series Closing Date, (1) the Series 2026-1 Class A Notes shall be issued in the form of Book-Entry Notes and (2) the Series 2026-1 Class B Notes shall be issued in the form of Definitive Notes. For the avoidance of doubt, the Series 2026-1 Notes may be transferred in accordance with Article II of the Master Indenture, subject to the additional requirements set forth herein.

(e) Each statement, notice or other document related to the Series 2026-1 Notes required to be provided to any applicable Rating Agency pursuant to Sections 5.14 or 6.02 of the Master Indenture via email shall be sent to the following address: servicer_reports@sandp.com.

(f) The “Series Disposition Period Date” with respect to the Series 2026-1 Notes shall be the Payment Date occurring in May 2053.

Section 2.02. Payments on the Series 2026-1 Notes. On each Payment Date, the Indenture Trustee will apply and distribute the Series Available Amount with respect to the Series 2026-1 Notes for such Payment Date for the following purposes and in the following order of priority:

(1) on a pro rata basis, (a) to the Series 2026-1 Class A-1 (AAA) Noteholders, the Series 2026-1 Class A-1 (AAA) Note Interest, plus unpaid Series 2026-1 Class A-1 (AAA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2026-1 Class A-1 (AAA) Note Rate and (b) to the Series 2026-1 Class A-2 (AAA) Noteholders, the Series 2026-1 Class A-2 (AAA) Note Interest, plus unpaid Series 2026-1 Class A-2 (AAA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2026-1 Class A-2 (AAA) Note Rate;

(2) on a pro rata basis (a) to the Series 2026-1 Class A-3 (AA) Noteholders, the Series 2026-1 Class A-3 (AA) Note Interest, plus unpaid Series 2026-1 Class A-3 (AA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2026-1 Class A-3 (AA) Note Rate and (b) to the Series 2026-1 Class A-4 (AA) Noteholders, the Series 2026-1 Class A-4 (AA) Note Interest, plus unpaid Series 2026-1 Class A-4 (AA) Note Interest from any prior Payment Date, together with interest on any such unpaid Note Interest at the Series 2026-1 Class A-4 (AA) Note Rate;

(3) to the holders of the Class B Notes, the Note Interest with respect to the Class B Notes, plus unpaid Note Interest with respect to the Class B Notes from any prior Payment Date, together with interest on any such unpaid Note Interest at the Note Rate applicable to the Class B Notes;

(4) (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis, (i) to the Series 2026-1 Class A-1 (AAA) Noteholders, an amount equal to the Scheduled Class A-1 (AAA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2026-1 Class A-1 (AAA) Notes as a percentage of the Outstanding Principal Balance of the Series 2026-1 Class A (AAA) Notes) of any Unscheduled Principal Payment allocable to the Series 2026-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2026-1 Class A-1 (AAA) Notes has been reduced to zero dollars ($0)) and (ii) to the Series 2026-1 Class A-2 (AAA)

Noteholders, an amount equal to the Scheduled Class A-2 (AAA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2026-1 Class A-2 (AAA) Notes as a percentage of the Outstanding Principal Balance of the Series 2026-1 Class A (AAA) Notes) of any Unscheduled Principal Payment allocable to the Series 2026-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2026-1 Class A-2 (AAA) Notes has been reduced to zero dollars ($0)) or (b) if an Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis (based on the Outstanding Principal Balance of each Class of a percentage of the Outstanding Principal Balance of the Series 2026-1 Class A (AAA) Notes, to the Series 2026-1 Class A-1 (AAA) Noteholders and the Series 2026-1 Class A-2 (AAA) Noteholders all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2026-1 Class A (AAA) Notes has been reduced to zero dollars ($0);

(5) (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis, (i) to the Series 2026-1 Class A-3 (AA) Noteholders, an amount equal to the Scheduled Class A-3 (AA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2026-1 Class A-3 (AA) Notes as a percentage of the Outstanding Principal Balance of the Series 2026-1 Class A (AA) Notes) of any Unscheduled Principal Payment allocable to the Series 2026-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2026-1 Class A-3 (AA) Notes has been reduced to zero dollars ($0)) and (ii) to the Series 2026-1 Class A-4 (AA) Noteholders, an amount equal to the Scheduled Class A-4 (AA) Principal Payment and a pro rata share (based on the Outstanding Principal Balance of the Series 2026-1 Class A-4 (AA) Notes as a percentage of the Outstanding Principal Balance of the Series 2026-1 Class A (AA) Notes) of any Unscheduled Principal Payment allocable to the Series 2026-1 Notes for such Payment Date (until the Outstanding Principal Balance of the Series 2026-1 Class A-4 (AA) Notes has been reduced to zero dollars ($0)), or (b) if an Early Amortization Period or Event of Default has occurred and is continuing, on a pro rata basis (based on the Outstanding Principal Balance of each Class as a percentage of the Outstanding Principal Balance of the Class A (AA) Notes), to the Series 2026-1 Class A-3 (AA) Noteholders and the Series 2026-1 Class A-4 (AA) Noteholders all remaining Series Available Amounts until the Outstanding Principal Balance of the Series 2026-1 Class A (AA) Notes has been reduced to zero dollars ($0);

(6) (a) so long as no Early Amortization Period or Event of Default has occurred and is continuing, to the holders of the Class B Notes, an amount equal to the Scheduled Class B Principal Payment and the Unscheduled Principal Payment allocable to the Series 2026-1 Notes for such Payment Date remaining after distributions to the Series 2026-1 Class A (AAA) Notes and Series 2026-1 Class A (AA) Notes, respectively, described in 4(a) and 5(a) above, if any; or (b) if an Early Amortization Period or Event of Default has occurred and is continuing, to the holders of the Class B Notes all remaining Series Available Amounts, first, until the Outstanding Principal Balance of the Class B Notes has been reduced to zero dollars ($0) and second, until all Interest Carry-Forward Amounts have been reduced to zero dollars ($0);

(7) to the Series 2026-1 Class A-1 (AAA) Noteholders and the Series 2026-1 Class A-2 (AAA) Noteholders, pro rata, based on the amount payable, the Make Whole Amount allocated to the Series 2026-1 Class A-1 (AAA) Notes and the Series 2026-1 Class A-2 (AAA) Noteholders, if any, due on such Payment Date;

(8) to the Series 2026-1 Class A-3 (AA) Noteholders and the Series 2026-1 Class A-4 (AA) Noteholders, pro rata, based on the amount payable, the Make Whole Amount allocated to the Series 2026-1 Class A-3 (AA) Notes and the Series 2026-1 Class A-4 (AA) Noteholders, if any, due on such Payment Date;

(9) to the holders of the Class B Notes, the Make Whole Amount allocated to the Class B Notes, if any, due on such Payment Date;

(10) to the holders of the Class B Notes, the Interest Carry-Forward Amounts, if any, due on such Payment Date;

(11) to the Series 2026-1 Class A-1 (AAA) Noteholders and the Series 2026-1 Class A-2 (AAA) Noteholders, pro rata, based on the amount payable, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2026-1 Class A-1 (AAA) Notes and the Series 2026-1 Class A-2 (AAA) Notes on such Payment Date;

(12) to the Series 2026-1 Class A-3 (AA) Noteholders and the Series 2026-1 Class A-4 (AA) Noteholders, pro rata, based on the amount payable, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Series 2026-1 Class A-3 (AA) Notes and the Series 2026-1 Class A-4 (AA) Notes on such Payment Date;

(13) to the holders of the Class B Notes, any Post-ARD Additional Interest and Deferred Post-ARD Additional Interest, if any, due to the Class B Notes on such Payment Date; and

(14) to the Issuers, all remaining Series Available Amounts.

Section 2.03. Redemption of the Series 2026-1 Notes(a) .

(a) The Issuers may, at their option, elect to purchase the Outstanding Principal Balance of the Series 2026-1 Notes, in whole or in part, on any Business Day commencing with the Series Closing Date (such date, the “Series 2026-1 Redemption Date”) in an amount sufficient to pay (i) the then Outstanding Principal Balance of the Series 2026-1 Notes, plus all accrued and unpaid interest thereon, (ii) all amounts related to the Series 2026-1 Notes that are outstanding to the Indenture Trustee, the Property Manager, the Special Servicer and the Back-Up Manager, and (iii) the required Make Whole Amount, if applicable, by giving written notice to the Indenture Trustee, the Property Manager, the Special Servicer, the Back-Up Manager and the Rating Agencies no less than fifteen (15) days prior to the Series 2026-1 Redemption Date; provided, however, such notice may be a revocable notice and may be withdrawn, or the amount to be prepaid may be reduced by the Issuers upon written notice to the Indenture Trustee no later than 5:00 p.m. (New York City time), up to two (2) Business Days prior to such Series 2026-1 Redemption Date. The Issuers may purchase the Outstanding Principal Balance of the Series 2026-1 Notes, in part, so long as the Issuers shall also purchase a pro rata amount of the Outstanding Principal Balance of each other Outstanding Series of Notes.

(b) On any Business Day that is less than or equal to, with respect to the Series 2026-1 Class A-1 (AAA) Notes or the Series 2026-1 Class A-3 (AA) Notes, twenty-four (24) months, and with respect to the Series 2026-1 Class A-2 (AAA) Notes, the Series 2026-1 Class A-4 (AA) Notes or the Series 2026-1 Class B Notes, thirty-six (36) months, prior to the Anticipated Repayment Date of such Class of Series 2026-1 Notes, the Issuers may purchase the Outstanding Principal Balance of any such Class of Series 2026-1 Notes, in whole, without purchasing the Outstanding Principal Balance of any other Class of Notes; provided, however, except in connection with a Series Collateral Release, unless the Issuers purchase the Outstanding Principal Balance of all Outstanding Series of Notes, the Issuers may not purchase the Outstanding Principal Balance of any Class of Series 2026-1 Notes, in whole, if there shall be Outstanding (i) any other Series 2026-1 Notes or (ii) a Class of any other Series, in each case, with a higher alphabetical designation and an Anticipated Repayment Date that is the same as, or sooner than, the Anticipated Repayment Date of the Class of Notes being prepaid. For the avoidance of doubt, proceeds from a Series Collateral Release shall not be used for a Voluntary Prepayment in connection with a partial prepayment of the Series 2026-1 Notes or the Notes of any other Series.

(c) In the event a prepayment option is exercised pursuant to Section 2.03(a) above, the Issuers shall deposit into the Collection Account not later than the applicable Series 2026-1 Redemption Date an amount in immediately available funds equal to the amount described in Section 2.03(a). Upon confirmation that such deposit has been made, the Indenture Trustee shall: (1) remit principal amounts set forth under Section 2.03(a)(i) above, pro rata, to the Series 2026-1 Noteholders based on their respective Outstanding Principal Balances, and shall remit interest amounts set forth under Section 2.03(a)(i) above in accordance with the respective accrued and unpaid amounts to which they are then entitled to payment; (2) pay all amounts set forth under Section 2.03(a)(ii) above to each applicable party as set forth in the applicable notice of redemption provided by the Issuers pursuant to this Section 2.03; and (3) remit the Make Whole Amount set forth under Section 2.03(a)(iii), if applicable, pro rata, to the Series 2026-1 Noteholders based on their respective Outstanding Principal Balances.

(d) In the event the Issuers elect to prepay a Class of the Series 2026-1 Notes pursuant to Section 2.03(b) above, the Issuers shall deposit into the Collection Account not later than the applicable Series 2026-1 Redemption Date an amount in immediately available funds equal to the amounts described in Section 2.03(a)(i), (ii) and (iii) above. Upon confirmation that such deposit has been made, the Indenture Trustee shall remit such principal amounts, interest amounts and Make Whole Amounts to which such Noteholders are then entitled, as set forth in the applicable notice of redemption provided by the Issuers pursuant to Section 2.03(a).

(e) In the event the Issuers elect to prepay a Series of Notes in full in connection with a Series Collateral Release, any Series Collateral Release Price received in connection with such Series Collateral Release shall be deposited into the Collection Account and applied by the Indenture Trustee on the date of such Series Collateral Release, to prepay in full one or more Series of Notes as designated by the Issuers in accordance with the terms of the Master Indenture and hereof. Any excess proceeds remaining after prepaying such Series of Notes will be remitted to the Release Account as a Release Price. For the avoidance of doubt, any Series Collateral Release Price shall not be used for a Voluntary Prepayment in connection with a partial prepayment of the Series 2026-1 Notes or the Notes of any other Series pursuant to this Section 2.03.

Section 2.04. Exceptions to Payment of Make Whole Amount.

With respect to the Series 2026-1 Notes, no Make Whole Amount shall be due with respect to (i) any portion of any Unscheduled Principal Payment allocable to the Series 2026-1 Notes that is actually paid on the related Payment Date consisting of Insurance Proceeds, Condemnation Proceeds, Early Refinancing Prepayments made in connection with a Qualified Deleveraging Event, amounts disbursed to the Payment Account from the DSCR Reserve Account, or amounts received in respect of a Specially Managed Unit or a repurchase due to a Collateral Defect or (ii) Allocated Release Amounts in an aggregate amount up to ten percent (10%) of the Initial Principal Balance of the Series 2026-1 Notes; provided, however, that when combined with any Early Refinancing Prepayments made since the Series Closing Date, such Allocated Release Amounts shall not exceed thirty-five percent (35%) of the Initial Principal Balance of the Series 2026-1 Notes (and for any amount of Allocated Release Amounts and Early Refinancing Prepayments that do exceed thirty-five percent (35%), a Make Whole Amount shall be due).

Section 2.05. Early Refinancing Prepayment.

The Issuers have the right to make a Voluntary Prepayment of the Series 2026-1 Notes in accordance with the requirements set forth in this Section 2.05 (an “Early Refinancing Prepayment”), provided that such Voluntary Prepayment (i) occurs on a Business Day that is greater than twenty-four (24) months after the Series Closing Date, (ii) is made with funds obtained from a Qualified Deleveraging Event, (iii) where the Issuers have provided no less than thirty (30) days’ notice to the Noteholders (such date, the “Early Refinancing Notice Date”) and (iv) where such Voluntary Prepayment occurs no later than twelve (12) months following the Early Refinancing Notice Date; provided, that the maximum Early Refinancing Prepayments permitted to be made on any Business Day is an amount equal to (A) thirty-five percent (35%) of the Initial Principal Balance of the Series 2026-1 Notes, minus (B) the aggregate amount of Allocated Release Amounts and Early Refinancing Prepayments previously made since the Series Closing Date. In addition, in connection with an Early Refinancing Prepayment, an Issuer may release Properties subject to the limitations set forth in the definition of Qualified Release Amounts.

Section 2.06. [Reserved].

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties.

(a) The Issuers and the Indenture Trustee hereby restate as of the Series Closing Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Section 2.19, Section 2.20, Section 2.21, Section 2.22, Section 5.06 and Section 9.04, as applicable, of the Master Indenture.

(b) Each of the Issuers and the Indenture Trustee hereby represents and warrants to each other as of the Series Closing Date:

(i) it has full corporate power and authority to execute, deliver and perform under this Series 2026-1 Supplement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Series 2026-1 Supplement is in the ordinary course of its business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its organizational documents, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which it or its property is subject, except any such violation that would not result in a material adverse effect on the business or financial condition of such party or the enforceability of any of the Transaction Documents. The execution, delivery and performance by it of this Series 2026-1 Supplement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action. This Series 2026-1 Supplement has been duly executed and delivered by it and constitutes the valid and legally binding obligation of it enforceable against it in accordance with its terms; and

(ii) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by it in connection with the execution, delivery or performance by it of this Series 2026-1 Supplement, or the consummation by it of the transactions contemplated hereby, except such as have already been obtained.

Section 3.02. Conditions Precedent Satisfied. The Issuers hereby represent and warrant to the Series 2026-1 Noteholders and the Indenture Trustee that, as of the Series Closing Date, each of the conditions precedent set forth in the Master Indenture, including but not limited to those conditions precedent set forth in Section 2.04(e) thereof, have been satisfied.

Section 3.03. Collateral Representations and Warranties. The Issuers hereby represent and warrant to the Indenture Trustee on behalf of the Series 2026-1 Noteholders that the representations and warranties set forth in Section 2.20, Section 2.21, and Section 2.22 of the Master Indenture and, if any, Exhibit A hereto are true and correct as of the Series Closing Date (or such other date as is set forth in any such representation or warranty) with respect to the Properties and Leases Granted by such Issuer on or prior to the Series Closing Date, except as otherwise set forth in Schedule I-C hereto.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.01. Reserved.

Section 4.02. Ratification of Indenture. The Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Series 2026-1 Supplement, the Series 2025-1 Supplement, the Series 2024-1 Supplement, the Series 2023-1 Supplement, the Series 2021-1 Supplement, the Series 2019-1 Supplement, the Series 2018-1 Supplement, the Series 2016-1 Supplement, shall be read, taken and construed as one and the same instrument.

Section 4.03. [Reserved].

Section 4.04. Counterparts. This Series 2026-1 Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original regardless of whether delivered in physical or electronic form, but all of which shall constitute one and the same instrument.

Section 4.05. Governing Law. THIS SERIES 2026-1 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF, OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.06. Beneficiaries. As supplemented by this Series 2026-1 Supplement, the Indenture shall inure to the benefit of and be binding upon the parties hereto, the Series 2026-1 Noteholders, and their respective successors and permitted assigns. No other Person shall have any right or obligation hereunder.

Section 4.07. Limited Recourse. Notwithstanding anything to the contrary herein or otherwise in the Indenture, the Series 2026-1 Notes are nonrecourse obligations solely of the Issuers and shall be payable only from the Collateral Pool. Upon the exhaustion of the Collateral included in the Collateral Pool, any liabilities of the Issuers hereunder shall be extinguished. Each Series 2026-1 Noteholder shall be deemed to have agreed, by acceptance of its Series 2026-1 Note, not to file or join in filing any petition in bankruptcy or commence any similar proceeding in respect of any Issuer for a period of two (2) years and thirty-one (31) days following payment in full of all of the Notes (including the Series 2026-1 Notes) issued or co-issued by the Issuers under the Indenture.

Notwithstanding the foregoing, the Indenture Trustee, on behalf of the Series 2026-1 Noteholders, shall have the right to enforce the liability and obligation of any Issuer hereunder, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by such Noteholders (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with the following: (i) fraud or intentional misrepresentation by such Issuer in connection with the Series 2026-1 Notes, the Indenture and/or any other Transaction Documents; (ii) intentional acts constituting gross negligence or willful misconduct or bad faith of such Issuer; (iii) intentional destruction or waste of any Property by such Issuer; (iv) the breach of any representation, warranty, covenant or indemnification provision in the Indenture or any other Transaction Document concerning Environmental Laws, Hazardous Substances or Asbestos; (v) the removal or disposal of any portion of any Property during the continuation of an Event of Default; (vi) the misapplication or conversion by such Issuer of (A) any Insurance Proceeds, (B) any Condemnation Proceeds, (C) any Monthly Lease Payments following an Event of Default, (D) any Monthly Lease Payments paid more than one month in advance, (E) any premiums for any Property Insurance Policies required under the Property Management Agreement received by such Issuer from any third party or Tenant or (F) any funds received by such Issuer for payment of Taxes or other charges that can create liens on any portion of any Property; or (vii) any security deposits (including letters of credit) collected with respect to any Property which are not delivered to the Indenture Trustee upon a foreclosure of such Property or other action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such sale or foreclosure or action in lieu thereof.

Section 4.08. Notice to the Rating Agency. Any communication provided for or permitted hereunder or otherwise pursuant to the Indenture shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if delivered by courier or mailed by first class mail, postage prepaid, or if transmitted by facsimile and confirmed in a writing delivered or mailed as aforesaid, to, in the case of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, which is a division of S&P Global, Inc., 55 Water Street, 41st Floor, New York, New York, 10004, Attention: Asset-Backed Surveillance Department, facsimile number: (212) 438-2435; or, as to such Person, such other address or facsimile number as may hereafter be furnished by such Person to the parties hereto in writing.

Section 4.09. Co-Issuer Status. Each Issuer shall be a co-issuer of the Series 2016-1 Notes, the Series 2018-1 Notes, the Series 2019-1 Notes, the Series 2021-1 Notes, the Series 2023-1 Notes, the Series 2024-1 Notes, the Series 2025-1 Notes and the Series 2026-1 Notes and each Issuer shall have all the rights and obligations of each other Issuer under each of the Transaction Documents.

IN WITNESS WHEREOF, the Issuers and the Indenture Trustee have caused this Series 2026-1 Supplement to be duly executed and delivered by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

STORE MASTER FUNDING I, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING II, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING III, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING IV, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

Indenture Supplement (STORE 2026-1)

STORE MASTER FUNDING V, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING VI, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING VII, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING XIV, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

Indenture Supplement (STORE 2026-1)

STORE MASTER FUNDING XIX, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING XX, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING XXII, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE MASTER FUNDING XXIV, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

Indenture Supplement (STORE 2026-1)

STORE Master Funding XXXIV, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE Master Funding XXXVII, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

STORE Master Funding XXXVIII, LLC, a Delaware limited liability company, as Issuer

By:	/s/ Ashley A. Dembowski
Name: Ashley A. Dembowski
Title: Executive Vice President – Chief Financial Officer and Secretary

Indenture Supplement (STORE 2026-1)

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:	/s/ Dragana Boskovic
Name: Dragana Boskovic
Title: Senior Trust Officer

Indenture Supplement (STORE 2026-1)

EXHIBIT A

ADDITIONAL REPRESENTATIONS AND WARRANTIES

NONE.

A-1

SCHEDULE I-A

PROPERTIES / TENANTS

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
Equipmentshare.com Inc.	47	$150,723,032	3.25%	$1,064,294	3.19%	12.22
American Auto Auction Group, LLC	11	$147,435,000	3.18%	$1,010,174	3.03%	5.64
Zips Car Wash Holdings, LLC	42	$142,980,000	3.08%	$954,130	2.86%	1.44
Cadence Education, LLC	55	$139,685,000	3.01%	$984,495	2.95%	1.98
EOS Fitness OPCO Holdings, LLC	14	$137,255,000	2.96%	$979,157	2.93%	2.13
At Home Group Inc.	9	$113,573,457	2.45%	$604,167	1.81%	2.31
TGS Parent, LLC	15	$110,510,000	2.38%	$974,239	2.92%	1.75
CWGS Group, LLC	12	$99,010,000	2.13%	$699,414	2.10%	2.24
Spring Education Group Inc.	15	$95,580,000	2.06%	$1,028,090	3.08%	1.85
Gilmer Warehouse LLC	9	$75,010,000	1.62%	$398,011	1.19%	1.34
American Multi-Cinema, Inc.	8	$74,580,000	1.61%	$568,007	1.70%	1.42
Bish’s RV Holdings, LLC	8	$73,500,000	1.58%	$508,755	1.52%	2.67
National Veterinary Associates, Inc.	51	$71,940,000	1.55%	$560,800	1.68%	3.68
Dave & Buster’s, Inc.	6	$67,070,000	1.44%	$514,779	1.54%	3.20
Western Smokehouse Partners, LLC	4	$65,141,000	1.40%	$498,906	1.49%	9.46
Dufresne Spencer Group Holdings, LLC	10	$59,630,000	1.28%	$463,850	1.39%	2.06
Idaho Pacific US Intermediate Holding, LLC	3	$55,600,000	1.20%	$307,303	0.92%	2.55
KUEHG Corp.	36	$53,300,000	1.15%	$438,525	1.31%	2.09
Flanders CR Acquisition, Inc.	6	$50,720,000	1.09%	$345,726	1.04%	6.83
Ashley Furniture Corporate Stores	8	$47,370,000	1.02%	$321,933	0.96%	2.74
Sun Auto Tire & Service, Inc.	21	$46,645,000	1.00%	$297,364	0.89%	2.27
Alta Enterprises, LLC	14	$46,200,000	1.00%	$374,363	1.12%	2.93
Tru Fit Holdings, LLC	10	$45,050,000	0.97%	$362,170	1.09%	1.84
PF Purchaser Corp.	50	$42,710,000	0.92%	$308,716	0.93%	1.46

I-A-1

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
RMH Franchise Holdings, Inc.	16	$39,970,000	0.86%	$281,047	0.84%	1.44
CST Industries, Inc.	4	$38,900,000	0.84%	$292,155	0.88%	6.62
Titan Machinery Inc.	5	$38,070,000	0.82%	$274,261	0.82%	0.46
Evolve Growth Initiatives, LLC	15	$37,750,000	0.81%	$287,888	0.86%	3.02
Pace Industries Holdings, Inc.	9	$37,090,000	0.80%	$0	0.00%	1.67
Channelside Acquisition co, Inc.	18	$36,840,000	0.79%	$265,453	0.80%	4.69
Firebird Investment Company	5	$36,410,000	0.78%	$289,581	0.87%	2.34
The Sunshine House, Inc.	32	$35,820,000	0.77%	$310,766	0.93%	1.45
LBM Acquisition, LLC	13	$35,770,000	0.77%	$246,815	0.74%	0.59
US Fitness Holdings, LLC	3	$35,600,000	0.77%	$220,384	0.66%	2.33
Best Friends Pet Care Intermediate Holdings, Inc.	21	$35,597,000	0.77%	$278,381	0.83%	2.20
Triple Shift Entertainment, LLC	8	$33,740,000	0.73%	$243,269	0.73%	2.50
Cornerstone Building Brands, Inc.	10	$33,631,787	0.72%	$240,016	0.72%	3.51
Gateway Plastics LLC	1	$32,950,000	0.71%	$222,859	0.67%	20.13
PetVet Care Centers, LLC	17	$32,550,000	0.70%	$255,924	0.77%	1.68
NR Automotive Inc.	16	$32,242,713	0.69%	$217,500	0.65%	2.14
Southeast Dental Partners, LLC	28	$31,520,000	0.68%	$185,090	0.55%	2.81
Children’s Learning Adventure USA, LLC	4	$31,250,000	0.67%	$142,310	0.43%	2.72
Indiana Liquor Holdings Inc.	43	$30,615,000	0.66%	$216,855	0.65%	5.65
Innovative Fluids, LLC	1	$30,000,000	0.65%	$224,766	0.67%	2.21
PAC LLC	1	$28,000,000	0.60%	$191,333	0.57%	1.61
BBQ Holdings, Inc.	6	$27,800,000	0.60%	$117,045	0.35%	0.71
Istituto Marangoni Miami, Inc.	1	$27,200,000	0.59%	$196,520	0.59%	2.24
Kids & Company, Ltd.	18	$27,070,000	0.58%	$170,212	0.51%	1.35
Redbuilt, LLC	3	$26,870,000	0.58%	$144,667	0.43%	22.61
Ox Industries Holding Co, LLC	2	$26,345,000	0.57%	$281,316	0.84%	5.40

I-A-2

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
WDS Holdings, LLC	6	$25,790,000	0.56%	$189,116	0.57%	1.25
GenesisCare USA Holdings, Inc.	7	$25,270,000	0.54%	$204,683	0.61%	4.90
Medical Management Resource Group, L.L.C.	7	$24,570,000	0.53%	$172,282	0.52%	2.60
FCA, LLC	6	$23,960,000	0.52%	$137,663	0.41%	3.52
TM Restaurant Group LLC	6	$22,880,000	0.49%	$174,398	0.52%	1.69
On Deck Restaurant Group, LP	4	$21,929,000	0.47%	$140,146	0.42%	1.62
Foss Intermediate Holdings, LLC	7	$21,584,500	0.46%	$168,207	0.50%	3.81
Thunderbird Manufacturing, LLC	4	$21,320,000	0.46%	$149,967	0.45%	3.37
New Creations Child Care and Learning Center, LLC	7	$21,020,000	0.45%	$170,558	0.51%	1.23
Ruby Tuesday Operations LLC	13	$20,150,000	0.43%	$108,240	0.32%	2.12
Studio Movie Grill Holdings, LLC	2	$20,060,000	0.43%	$178,705	0.54%	1.40
IB Parks & Entertainment LLC	1	$19,750,000	0.43%	$77,500	0.23%	5.41
Pretium PKG Holdings, Inc.	1	$19,600,000	0.42%	$108,370	0.32%	6.79
Stars and Strikes, LLC	4	$19,500,000	0.42%	$140,696	0.42%	2.84
Soderstrom Intermediate Holdings, Inc.	4	$19,280,000	0.42%	$146,242	0.44%	0.91
GT Technologies, Inc.	4	$18,210,000	0.39%	$127,543	0.38%	3.37
Gibson Brands, Inc.	2	$18,170,000	0.39%	$207,556	0.62%	1.52
SII Holding I Corporation	3	$17,970,000	0.39%	$130,789	0.39%	10.60
EL Academies, Inc.	8	$17,730,000	0.38%	$131,008	0.39%	1.94
Superior Huntingdon Holdings LLC	2	$17,650,000	0.38%	$127,500	0.38%	5.84
BWT, LLC	7	$17,600,000	0.38%	$143,804	0.43%	3.92
AdaptHealth LLC	1	$17,150,000	0.37%	$112,421	0.34%	3.87
LABL, Inc.	5	$17,040,000	0.37%	$129,190	0.39%	8.83
Valence ST Inc.	4	$16,750,286	0.36%	$127,588	0.38%	10.07
Exeter Image Holdings, LLC	3	$16,110,000	0.35%	$108,225	0.32%	5.14
West Star Aviation, LLC	1	$16,060,000	0.35%	$126,728	0.38%	15.37

I-A-3

Tenant	Number of Owned Properties*	Collateral Value	% of Aggregate Collateral Value	Monthly Rent	% of Monthly Rent	WA Unit FCCR(1)
Harbor Logistics, LLC	1	$16,010,000	0.34%	$113,272	0.34%	0.60
IBP Solutions, Inc.	2	$16,000,000	0.34%	$119,583	0.36%	5.57
Arthur H. Thomas Company	2	$15,920,000	0.34%	$109,810	0.33%	6.74
Michaels Stores, Inc.	2	$15,810,000	0.34%	$86,900	0.26%	1.24
Alco Manufacturing Holding Corporation	3	$15,715,000	0.34%	$117,512	0.35%	2.57
Patriot Erectors Holdings LLC	3	$15,580,000	0.34%	$117,003	0.35%	9.28
Piccadilly Holdings LLC	5	$15,387,777	0.33%	$104,502	0.31%	1.09
Bay Cast Holdings, LLC	2	$15,200,000	0.33%	$104,500	0.31%	2.10
Cooper’s Hawk Intermediate Holding, LLC	3	$15,125,000	0.33%	$156,971	0.47%	5.31
Electrical Source Holdings, LLC	3	$15,060,000	0.32%	$113,858	0.34%	6.69
Tabletrust Brands LLC	3	$15,000,000	0.32%	$107,821	0.32%	0.89
Corvidae, Inc.	2	$14,980,000	0.32%	$162,533	0.49%	2.25
DWC Healthcare Holdings LLC	1	$14,900,000	0.32%	$100,619	0.30%	0.98
Four Corners Holdings, LLC	3	$14,600,000	0.31%	$123,280	0.37%	1.86
Incredible Pizza Co., Inc.	2	$14,500,000	0.31%	$126,021	0.38%	1.54
Wiscon Corp.	1	$14,160,000	0.31%	$95,795	0.29%	1.99
SCGK Inc.	1	$14,125,000	0.30%	$217,433	0.65%	3.52
Furlani Foods, LLC	1	$14,000,000	0.30%	$80,475	0.24%	4.68
Pearl Street Dental Management, LLC	3	$14,000,000	0.30%	$78,156	0.23%	1.80
Galileo Education Holdings, LLC	3	$13,993,569	0.30%	$93,289	0.28%	1.40
SRG PLK OpCo, LLC	12	$13,840,000	0.30%	$103,684	0.31%	2.91
Trident Holdings LLC	15	$13,350,000	0.29%	$106,409	0.32%	1.88
The Eye Center of Central PA, LLP	10	$13,300,000	0.29%	$97,895	0.29%	1.53
Other	347	$877,266,496	18.90%	$6,631,990	19.87%	3.62
N/R -Vacant	14	$36,120,000	0.78%	$0	0.00%	0.00

Total:	1,326	$4,641,865,617	100.00%	$33,372,216	100.00%	3.63

*	May not sum to total due to Property with multiple Leases Columns may not sum due to rounding
(1)	For certain other properties where Unit FCCR is not available for the unit relating to the individual Mortgaged Property, FCCR is calculated on a corporate level.

I-A-4

SCHEDULE I-B

MORTGAGE LOANS

NONE.

I-B-1

SCHEDULE I-C

REPRESENTATIONS AND WARRANTIES EXCEPTION SCHEDULE

Pg. 63 (v)(i) the related Properties are not subject to any Leases other than the Leases (and the subleases and assignments as permitted thereunder) described in the Owned Property Schedule attached to the applicable Series Supplement and made a part hereof. No Person has any possessory interest in any Property or right to occupy the same except under and pursuant to the provisions of the Leases and subleases or assignments permitted thereunder. The current Leases are in full force and effect and there are no material defaults thereunder by such Issuer or any Tenant. No rent (other than security deposits) has been paid more than one (1) month in advance of its due date. All material work to be performed by such Issuer under each Lease has been performed as required and has been accepted by the applicable Tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by such Issuer to any Tenant has already been received by such Tenant. There has been no prior sale, transfer or assignment from such Issuer of any Property or Leases in the Collateral or hypothecation or pledge of any Lease or of the rents received therein, except for such hypothecations or pledges that have been released. Except as permitted under the Leases, no Tenant listed on the Owned Property Schedule attached to the applicable Series Supplement has assigned its Lease and no such Tenant holds its leased premises under assignment or sublease. Such Owned Property Schedule to the applicable Series Supplement sets forth a true and correct list of each Property that is subject to a Third Party Purchase Option or an option to terminate such Lease prior to the Rated Final Payment Date, together with the earliest date on which each such option may be exercised;

L0001604; P0001638 (Cajun Operating Company / Church’s Houston Holdings, LLC) Tenant has a right to partially terminate L0001604 (a large multi-property master lease) solely with respect to the Owned Property commonly known as 8926 Jensen Drive, Houston, TX (P0001638) upon at least thirty (30) days’ prior notice. Following any such partial termination, master lease L0001604 would be amended to remove such Owned Property and Tenant shall surrender possession of such Owned Property; however, the base annual rental due under master lease L0001604 would not be reduced.

I-C-1

SCHEDULE II

RESERVED

II-1

SCHEDULE III-A

SERIES 2016-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 Principal Balance ($)	Scheduled Class A-2 Principal Balance ($)
Series Closing Date	160,115,737.00	109,763,902.00
5/20/2026	159,694,625.00	109,485,271.00
6/20/2026	159,272,110.00	109,205,711.00
7/20/2026	158,848,186.00	108,925,219.00
8/20/2026	158,422,850.00	108,643,793.00
9/20/2026	157,996,095.00	108,361,428.00
10/20/2026	—	108,078,122.00
11/20/2026	—	107,793,872.00
12/20/2026	—	107,508,674.00
1/20/2027	—	107,222,526.00
2/20/2027	—	106,935,424.00
3/20/2027	—	106,647,364.00
4/20/2027	—	—

III-A-1

SCHEDULE III-B

SERIES 2018-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)
Series Closing Date	206,038,413.00	153,340,000.00
5/20/2026	205,848,413.00	153,203,333.00
6/20/2026	205,658,413.00	153,066,667.00
7/20/2026	205,468,413.00	152,930,000.00
8/20/2026	205,278,413.00	152,793,333.00
9/20/2026	205,088,413.00	152,656,667.00
10/20/2026	204,898,413.00	152,520,000.00
11/20/2026	204,708,413.00	152,383,333.00
12/20/2026	204,518,413.00	152,246,667.00
1/20/2027	204,328,413.00	152,110,000.00
2/20/2027	204,138,413.00	151,973,333.00
3/20/2027	203,948,413.00	151,836,667.00
4/20/2027	203,758,413.00	151,700,000.00
5/20/2027	203,568,413.00	151,563,333.00
6/20/2027	203,378,413.00	151,426,667.00
7/20/2027	203,188,413.00	151,290,000.00
8/20/2027	202,998,413.00	151,153,333.00
9/20/2027	202,808,413.00	151,016,667.00
10/20/2027	—	—

III-B-1

SCHEDULE III-C

SERIES 2019-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
Series Closing Date	76,813,575.00	228,567,223.00	44,524,158.00	131,636,640.00	155,000,000.00
5/20/2026	76,779,408.00	228,465,556.00	44,504,991.00	131,579,973.00	155,000,000.00
6/20/2026	76,745,241.00	228,363,889.00	44,485,824.00	131,523,306.00	155,000,000.00
7/20/2026	76,711,074.00	228,262,222.00	44,466,657.00	131,466,639.00	155,000,000.00
8/20/2026	76,676,908.00	228,160,554.00	44,447,490.00	131,409,972.00	155,000,000.00
9/20/2026	76,642,741.00	228,058,887.00	44,428,324.00	131,353,304.00	155,000,000.00
10/20/2026	76,608,574.00	227,957,220.00	44,409,157.00	131,296,637.00	155,000,000.00
11/20/2026	—	227,855,553.00	—	131,239,970.00	155,000,000.00
12/20/2026	—	227,753,886.00	—	131,183,303.00	155,000,000.00
1/20/2027	—	227,652,219.00	—	131,126,636.00	155,000,000.00
2/20/2027	—	227,550,551.00	—	131,069,969.00	155,000,000.00
3/20/2027	—	227,448,884.00	—	131,013,301.00	155,000,000.00
4/20/2027	—	227,347,217.00	—	130,956,634.00	155,000,000.00
5/20/2027	—	227,245,550.00	—	130,899,967.00	155,000,000.00
6/20/2027	—	227,143,883.00	—	130,843,300.00	155,000,000.00
7/20/2027	—	227,042,216.00	—	130,786,633.00	155,000,000.00
8/20/2027	—	226,940,548.00	—	130,729,966.00	155,000,000.00
9/20/2027	—	226,838,881.00	—	130,673,298.00	155,000,000.00
10/20/2027	—	226,737,214.00	—	130,616,631.00	155,000,000.00
11/20/2027	—	226,635,547.00	—	130,559,964.00	155,000,000.00
12/20/2027	—	226,533,880.00	—	130,503,297.00	155,000,000.00
1/20/2028	—	226,432,213.00	—	130,446,630.00	155,000,000.00
2/20/2028	—	226,330,545.00	—	130,389,963.00	155,000,000.00
3/20/2028	—	226,228,878.00	—	130,333,295.00	155,000,000.00
4/20/2028	—	226,127,211.00	—	130,276,628.00	155,000,000.00
5/20/2028	—	226,025,544.00	—	130,219,961.00	155,000,000.00
6/20/2028	—	225,923,877.00	—	130,163,294.00	155,000,000.00
7/20/2028	—	225,822,210.00	—	130,106,627.00	155,000,000.00
8/20/2028	—	225,720,542.00	—	130,049,960.00	155,000,000.00
9/20/2028	—	225,618,875.00	—	129,993,292.00	155,000,000.00
10/20/2028	—	225,517,208.00	—	129,936,625.00	155,000,000.00
11/20/2028	—	225,415,541.00	—	129,879,958.00	155,000,000.00
12/20/2028	—	225,313,874.00	—	129,823,291.00	155,000,000.00
1/20/2029	—	225,212,207.00	—	129,766,624.00	155,000,000.00
2/20/2029	—	225,110,539.00	—	129,709,957.00	155,000,000.00
3/20/2029	—	225,008,872.00	—	129,653,289.00	155,000,000.00
4/20/2029	—	224,907,205.00	—	129,596,622.00	155,000,000.00
5/20/2029	—	224,805,538.00	—	129,539,955.00	155,000,000.00
6/20/2029	—	224,703,871.00	—	129,483,288.00	155,000,000.00
7/20/2029	—	224,602,204.00	—	129,426,621.00	155,000,000.00
8/20/2029	—	224,500,536.00	—	129,369,954.00	155,000,000.00
9/20/2029	—	224,398,869.00	—	129,313,287.00	155,000,000.00
10/20/2029	—	224,297,202.00	—	129,256,619.00	155,000,000.00

III-C-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
11/20/2029	—	224,195,535.00	—	129,199,952.00	155,000,000.00
12/20/2029	—	224,093,868.00	—	129,143,285.00	155,000,000.00
1/20/2030	—	223,992,201.00	—	129,086,618.00	155,000,000.00
2/20/2030	—	223,890,533.00	—	129,029,951.00	155,000,000.00
3/20/2030	—	223,788,866.00	—	128,973,284.00	155,000,000.00
4/20/2030	—	223,687,199.00	—	128,916,616.00	155,000,000.00
5/20/2030	—	223,585,532.00	—	128,859,949.00	155,000,000.00
6/20/2030	—	223,483,865.00	—	128,803,282.00	155,000,000.00
7/20/2030	—	223,382,198.00	—	128,746,615.00	155,000,000.00
8/20/2030	—	223,280,530.00	—	128,689,948.00	155,000,000.00
9/20/2030	—	223,178,863.00	—	128,633,281.00	155,000,000.00
10/20/2030	—	223,077,196.00	—	128,576,613.00	155,000,000.00
11/20/2030	—	222,975,529.00	—	128,519,946.00	155,000,000.00
12/20/2030	—	222,873,862.00	—	128,463,279.00	155,000,000.00
1/20/2031	—	222,772,195.00	—	128,406,612.00	155,000,000.00
2/20/2031	—	222,670,527.00	—	128,349,945.00	155,000,000.00
3/20/2031	—	222,568,860.00	—	128,293,278.00	155,000,000.00
4/20/2031	—	222,467,193.00	—	128,236,610.00	155,000,000.00
5/20/2031	—	222,365,526.00	—	128,179,943.00	155,000,000.00
6/20/2031	—	222,263,859.00	—	128,123,276.00	155,000,000.00
7/20/2031	—	222,162,192.00	—	128,066,609.00	155,000,000.00
8/20/2031	—	222,060,524.00	—	128,009,942.00	155,000,000.00
9/20/2031	—	221,958,857.00	—	127,953,275.00	155,000,000.00
10/20/2031	—	221,857,190.00	—	127,896,607.00	155,000,000.00
11/20/2031	—	221,755,523.00	—	127,839,940.00	155,000,000.00
12/20/2031	—	221,653,856.00	—	127,783,273.00	155,000,000.00
1/20/2032	—	221,552,189.00	—	127,726,606.00	155,000,000.00
2/20/2032	—	221,450,521.00	—	127,669,939.00	155,000,000.00
3/20/2032	—	221,348,854.00	—	127,613,272.00	155,000,000.00
4/20/2032	—	221,247,187.00	—	127,556,604.00	155,000,000.00
5/20/2032	—	221,145,520.00	—	127,499,937.00	155,000,000.00
6/20/2032	—	221,043,853.00	—	127,443,270.00	155,000,000.00
7/20/2032	—	220,942,186.00	—	127,386,603.00	155,000,000.00
8/20/2032	—	220,840,518.00	—	127,329,936.00	155,000,000.00
9/20/2032	—	220,738,851.00	—	127,273,269.00	155,000,000.00
10/20/2032	—	220,637,184.00	—	127,216,601.00	155,000,000.00
11/20/2032	—	220,535,517.00	—	127,159,934.00	155,000,000.00
12/20/2032	—	220,433,850.00	—	127,103,267.00	155,000,000.00
1/20/2033	—	220,332,183.00	—	127,046,600.00	155,000,000.00
2/20/2033	—	220,230,515.00	—	126,989,933.00	155,000,000.00
3/20/2033	—	220,128,848.00	—	126,933,266.00	155,000,000.00
4/20/2033	—	220,027,181.00	—	126,876,598.00	155,000,000.00
5/20/2033	—	219,925,514.00	—	126,819,931.00	155,000,000.00
6/20/2033	—	219,823,847.00	—	126,763,264.00	155,000,000.00
7/20/2033	—	219,722,180.00	—	126,706,597.00	155,000,000.00
8/20/2033	—	219,620,512.00	—	126,649,930.00	155,000,000.00
9/20/2033	—	219,518,845.00	—	126,593,263.00	155,000,000.00
10/20/2033	—	219,417,178.00	—	126,536,595.00	155,000,000.00
11/20/2033	—	219,315,511.00	—	126,479,928.00	155,000,000.00
12/20/2033	—	219,213,844.00	—	126,423,261.00	155,000,000.00
1/20/2034	—	219,112,177.00	—	126,366,594.00	155,000,000.00
2/20/2034	—	219,010,509.00	—	126,309,927.00	155,000,000.00

III-C-2

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
3/20/2034	—	218,908,842.00	—	126,253,260.00	155,000,000.00
4/20/2034	—	218,807,175.00	—	126,196,592.00	155,000,000.00
5/20/2034	—	218,705,508.00	—	126,139,925.00	155,000,000.00
6/20/2034	—	218,603,841.00	—	126,083,258.00	155,000,000.00
7/20/2034	—	218,502,174.00	—	126,026,591.00	155,000,000.00
8/20/2034	—	218,400,506.00	—	125,969,924.00	155,000,000.00
9/20/2034	—	218,298,839.00	—	125,913,257.00	155,000,000.00
10/20/2034	—	218,197,172.00	—	125,856,589.00	155,000,000.00
11/20/2034	—	—	—	—	—

II-C-3

SCHEDULE III-D

SERIES 2021-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
Series Closing Date	164,427,911	164,427,911	86,849,144	86,849,144	35,000,000
5/20/2026	164,357,703	164,357,703	86,812,060	86,812,060	35,000,000
6/20/2026	164,287,494	164,287,494	86,774,976	86,774,976	35,000,000
7/20/2026	164,217,286	164,217,286	86,737,892	86,737,892	35,000,000
8/20/2026	164,147,077	164,147,077	86,700,808	86,700,808	35,000,000
9/20/2026	164,076,869	164,076,869	86,663,724	86,663,724	35,000,000
10/20/2026	164,006,660	164,006,660	86,626,640	86,626,640	35,000,000
11/20/2026	163,936,452	163,936,452	86,589,556	86,589,556	35,000,000
12/20/2026	163,866,243	163,866,243	86,552,472	86,552,472	35,000,000
1/20/2027	163,796,035	163,796,035	86,515,388	86,515,388	35,000,000
2/20/2027	163,725,826	163,725,826	86,478,304	86,478,304	35,000,000
3/20/2027	163,655,618	163,655,618	86,441,220	86,441,220	35,000,000
4/20/2027	163,585,409	163,585,409	86,404,136	86,404,136	35,000,000
5/20/2027	163,515,201	163,515,201	86,367,052	86,367,052	35,000,000
6/20/2027	163,444,992	163,444,992	86,329,968	86,329,968	35,000,000
7/20/2027	163,374,784	163,374,784	86,292,884	86,292,884	35,000,000
8/20/2027	163,304,575	163,304,575	86,255,800	86,255,800	35,000,000
9/20/2027	163,234,367	163,234,367	86,218,716	86,218,716	35,000,000
10/20/2027	163,164,158	163,164,158	86,181,632	86,181,632	35,000,000
11/20/2027	163,093,950	163,093,950	86,144,548	86,144,548	35,000,000
12/20/2027	163,023,741	163,023,741	86,107,464	86,107,464	35,000,000
1/20/2028	162,953,533	162,953,533	86,070,380	86,070,380	35,000,000
2/20/2028	162,883,324	162,883,324	86,033,296	86,033,296	35,000,000
3/20/2028	162,813,116	162,813,116	85,996,212	85,996,212	35,000,000
4/20/2028	162,742,907	162,742,907	85,959,128	85,959,128	35,000,000
5/20/2028	162,672,699	162,672,699	85,922,044	85,922,044	35,000,000
6/20/2028	—	162,602,490	—	85,884,960	35,000,000
7/20/2028	—	162,532,282	—	85,847,876	35,000,000
8/20/2028	—	162,462,073	—	85,810,792	35,000,000
9/20/2028	—	162,391,865	—	85,773,708	35,000,000
10/20/2028	—	162,321,656	—	85,736,624	35,000,000
11/20/2028	—	162,251,448	—	85,699,540	35,000,000
12/20/2028	—	162,181,239	—	85,662,456	35,000,000
1/20/2029	—	162,111,031	—	85,625,372	35,000,000
2/20/2029	—	162,040,822	—	85,588,288	35,000,000
3/20/2029	—	161,970,614	—	85,551,204	35,000,000
4/20/2029	—	161,900,405	—	85,514,120	35,000,000
5/20/2029	—	161,830,197	—	85,477,036	35,000,000
6/20/2029	—	161,759,988	—	85,439,952	35,000,000
7/20/2029	—	161,689,780	—	85,402,868	35,000,000
8/20/2029	—	161,619,571	—	85,365,784	35,000,000
9/20/2029	—	161,549,363	—	85,328,700	35,000,000
10/20/2029	—	161,479,154	—	85,291,616	35,000,000
11/20/2029	—	161,408,946	—	85,254,532	35,000,000
12/20/2029	—	161,338,737	—	85,217,448	35,000,000

III-D-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (A+) Principal Balance ($)	Scheduled Class A-4 (A+) Principal Balance ($)	Scheduled Class B Principal Balance ($)
1/20/2030	—	161,268,529	—	85,180,364	35,000,000
2/20/2030	—	161,198,320	—	85,143,280	35,000,000
3/20/2030	—	161,128,112	—	85,106,196	35,000,000
4/20/2030	—	161,057,903	—	85,069,112	35,000,000
5/20/2030	—	160,987,695	—	85,032,028	35,000,000
6/20/2030	—	160,917,486	—	84,994,944	35,000,000
7/20/2030	—	160,847,278	—	84,957,860	35,000,000
8/20/2030	—	160,777,069	—	84,920,776	35,000,000
9/20/2030	—	160,706,861	—	84,883,692	35,000,000
10/20/2030	—	160,636,652	—	84,846,608	35,000,000
11/20/2030	—	160,566,444	—	84,809,524	35,000,000
12/20/2030	—	160,496,235	—	84,772,440	35,000,000
1/20/2031	—	160,426,027	—	84,735,356	35,000,000
2/20/2031	—	160,355,818	—	84,698,272	35,000,000
3/20/2031	—	160,285,610	—	84,661,188	35,000,000
4/20/2031	—	160,215,401	—	84,624,104	35,000,000
5/20/2031	—	160,145,193	—	84,587,020	35,000,000
6/20/2031	—	160,074,984	—	84,549,936	35,000,000
7/20/2031	—	160,004,776	—	84,512,852	35,000,000
8/20/2031	—	159,934,567	—	84,475,768	35,000,000
9/20/2031	—	159,864,359	—	84,438,684	35,000,000
10/20/2031	—	159,794,150	—	84,401,600	35,000,000
11/20/2031	—	159,723,942	—	84,364,516	35,000,000
12/20/2031	—	159,653,733	—	84,327,432	35,000,000
1/20/2032	—	159,583,525	—	84,290,348	35,000,000
2/20/2032	—	159,513,316	—	84,253,264	35,000,000
3/20/2032	—	159,443,108	—	84,216,180	35,000,000
4/20/2032	—	159,372,899	—	84,179,096	35,000,000
5/20/2032	—	159,302,691	—	84,142,012	35,000,000
6/20/2032	—	159,232,482	—	84,104,928	35,000,000
7/20/2032	—	159,162,274	—	84,067,844	35,000,000
8/20/2032	—	159,092,065	—	84,030,760	35,000,000
9/20/2032	—	159,021,857	—	83,993,676	35,000,000
10/20/2032	—	158,951,648	—	83,956,592	35,000,000
11/20/2032	—	158,881,440	—	83,919,508	35,000,000
12/20/2032	—	158,811,231	—	83,882,424	35,000,000
1/20/2033	—	158,741,023	—	83,845,340	35,000,000
2/20/2033	—	158,670,814	—	83,808,256	35,000,000
3/20/2033	—	158,600,606	—	83,771,172	35,000,000
4/20/2033	—	158,530,397	—	83,734,088	35,000,000
5/20/2033	—	158,460,189	—	83,697,004	35,000,000
6/20/2033	—	—	—	—	—

III-D-2

SCHEDULE III-E

SERIES 2024-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)
Series Closing Date	73,656,000	257,994,000	25,344,000	88,506,000
5/20/2026	73,625,000	257,885,416	25,333,333	88,468,749
6/20/2026	73,594,000	257,776,832	25,322,666	88,431,498
7/20/2026	73,563,000	257,668,248	25,311,999	88,394,247
8/20/2026	73,531,999	257,559,665	25,301,332	88,356,996
9/20/2026	73,500,999	257,451,081	25,290,665	88,319,745
10/20/2026	73,469,999	257,342,497	25,279,998	88,282,494
11/20/2026	73,438,999	257,233,913	25,269,331	88,245,243
12/20/2026	73,407,999	257,125,329	25,258,664	88,207,992
1/20/2027	73,376,999	257,016,745	25,247,997	88,170,741
2/20/2027	73,345,999	256,908,161	25,237,330	88,133,490
3/20/2027	73,314,998	256,799,578	25,226,663	88,096,239
4/20/2027	73,283,998	256,690,994	25,215,996	88,058,988
5/20/2027	73,252,998	256,582,410	25,205,329	88,021,737
6/20/2027	73,221,998	256,473,826	25,194,663	87,984,485
7/20/2027	73,190,998	256,365,242	25,183,996	87,947,234
8/20/2027	73,159,998	256,256,658	25,173,329	87,909,983
9/20/2027	73,128,997	256,148,075	25,162,662	87,872,732
10/20/2027	73,097,997	256,039,491	25,151,995	87,835,481
11/20/2027	73,066,997	255,930,907	25,141,328	87,798,230
12/20/2027	73,035,997	255,822,323	25,130,661	87,760,979
1/20/2028	73,004,997	255,713,739	25,119,994	87,723,728
2/20/2028	72,973,997	255,605,155	25,109,327	87,686,477
3/20/2028	72,942,997	255,496,571	25,098,660	87,649,226
4/20/2028	72,911,996	255,387,988	25,087,993	87,611,975
5/20/2028	72,880,996	255,279,404	25,077,326	87,574,724
6/20/2028	72,849,996	255,170,820	25,066,659	87,537,473
7/20/2028	72,818,996	255,062,236	25,055,992	87,500,222
8/20/2028	72,787,996	254,953,652	25,045,325	87,462,971
9/20/2028	72,756,996	254,845,068	25,034,658	87,425,720
10/20/2028	72,725,996	254,736,484	25,023,991	87,388,469
11/20/2028	72,694,995	254,627,901	25,013,324	87,351,218
12/20/2028	72,663,995	254,519,317	25,002,657	87,313,967
1/20/2029	72,632,995	254,410,733	24,991,990	87,276,716
2/20/2029	72,601,995	254,302,149	24,981,323	87,239,465
3/20/2029	72,570,995	254,193,565	24,970,656	87,202,214
4/20/2029	—	254,084,981	—	87,164,963
5/20/2029	—	253,976,397	—	87,127,712
6/20/2029	—	253,867,814	—	87,090,461
7/20/2029	—	253,759,230	—	87,053,210
8/20/2029	—	253,650,646	—	87,015,959
9/20/2029	—	253,542,062	—	86,978,708
10/20/2029	—	253,433,478	—	86,941,456

III-E-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)
11/20/2029	—	253,324,894	—	86,904,205
12/20/2029	—	253,216,311	—	86,866,954
1/20/2030	—	253,107,727	—	86,829,703
2/20/2030	—	252,999,143	—	86,792,452
3/20/2030	—	252,890,559	—	86,755,201
4/20/2030	—	252,781,975	—	86,717,950
5/20/2030	—	252,673,391	—	86,680,699
6/20/2030	—	252,564,807	—	86,643,448
7/20/2030	—	252,456,224	—	86,606,197
8/20/2030	—	252,347,640	—	86,568,946
9/20/2030	—	252,239,056	—	86,531,695
10/20/2030	—	252,130,472	—	86,494,444
11/20/2030	—	252,021,888	—	86,457,193
12/20/2030	—	251,913,304	—	86,419,942
1/20/2031	—	251,804,720	—	86,382,691
2/20/2031	—	251,696,137	—	86,345,440
3/20/2031	—	251,587,553	—	86,308,189
4/20/2031	—	—	—	—

III-E-2

SCHEDULE III-F

SERIES 2025-1 NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)	Scheduled Class A-5 (A) Principal Balance ($)	Scheduled Class A-6 (A) Principal Balance ($)	Scheduled Class B Principal Balance ($)
Series Closing Date	106,887,333	267,218,334	160,331,000	17,748,083	44,370,209	26,622,125	20,000,000
5/20/2026	106,842,667	267,106,667	160,264,000	17,740,667	44,351,667	26,611,000	20,000,000
6/20/2026	106,798,000	266,995,000	160,197,000	17,733,250	44,333,125	26,599,875	20,000,000
7/20/2026	106,753,333	266,883,334	160,130,000	17,725,833	44,314,584	26,588,750	20,000,000
8/20/2026	106,708,667	266,771,667	160,063,000	17,718,417	44,296,042	26,577,625	20,000,000
9/20/2026	106,664,000	266,660,000	159,996,000	17,711,000	44,277,500	26,566,500	20,000,000
10/20/2026	106,619,333	266,548,334	159,929,000	17,703,583	44,258,959	26,555,375	20,000,000
11/20/2026	106,574,667	266,436,667	159,862,000	17,696,167	44,240,417	26,544,250	20,000,000
12/20/2026	106,530,000	266,325,000	159,795,000	17,688,750	44,221,875	26,533,125	20,000,000
1/20/2027	106,485,333	266,213,334	159,728,000	17,681,333	44,203,334	26,522,000	20,000,000
2/20/2027	106,440,667	266,101,667	159,661,000	17,673,917	44,184,792	26,510,875	20,000,000
3/20/2027	106,396,000	265,990,000	159,594,000	17,666,500	44,166,250	26,499,750	20,000,000
4/20/2027	106,351,333	265,878,334	159,527,000	17,659,083	44,147,709	26,488,625	20,000,000
5/20/2027	106,306,667	265,766,667	159,460,000	17,651,667	44,129,167	26,477,500	20,000,000
6/20/2027	106,262,000	265,655,000	159,393,000	17,644,250	44,110,625	26,466,375	20,000,000
7/20/2027	106,217,333	265,543,334	159,326,000	17,636,833	44,092,084	26,455,250	20,000,000
8/20/2027	106,172,667	265,431,667	159,259,000	17,629,417	44,073,542	26,444,125	20,000,000
9/20/2027	106,128,000	265,320,000	159,192,000	17,622,000	44,055,000	26,433,000	20,000,000
10/20/2027	106,083,333	265,208,333	159,125,000	17,614,583	44,036,458	26,421,875	20,000,000
11/20/2027	106,038,666	265,096,666	159,058,000	17,607,166	44,017,916	26,410,750	20,000,000
12/20/2027	105,994,000	264,984,999	158,990,999	17,599,750	43,999,374	26,399,624	20,000,000
1/20/2028	105,949,333	264,873,332	158,923,999	17,592,333	43,980,832	26,388,499	20,000,000
2/20/2028	105,904,666	264,761,665	158,856,999	17,584,916	43,962,290	26,377,374	20,000,000
3/20/2028	105,859,999	264,649,998	158,789,999	17,577,499	43,943,748	26,366,249	20,000,000
4/20/2028	105,815,332	264,538,331	158,722,999	17,570,082	43,925,206	26,355,124	20,000,000
5/20/2028	105,770,666	264,426,664	158,655,998	17,562,666	43,906,664	26,343,998	20,000,000

III-F-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)	Scheduled Class A-5 (A) Principal Balance ($)	Scheduled Class A-6 (A) Principal Balance ($)	Scheduled Class B Principal Balance ($)
6/20/2028	105,725,999	264,314,997	158,588,998	17,555,249	43,888,122	26,332,873	20,000,000
7/20/2028	105,681,332	264,203,330	158,521,998	17,547,832	43,869,580	26,321,748	20,000,000
8/20/2028	105,636,665	264,091,663	158,454,998	17,540,415	43,851,038	26,310,623	20,000,000
9/20/2028	105,591,998	263,979,996	158,387,998	17,532,998	43,832,496	26,299,498	20,000,000
10/20/2028	105,547,332	263,868,329	158,320,997	17,525,582	43,813,954	26,288,372	20,000,000
11/20/2028	105,502,665	263,756,662	158,253,997	17,518,165	43,795,412	26,277,247	20,000,000
12/20/2028	105,457,998	263,644,995	158,186,997	17,510,748	43,776,870	26,266,122	20,000,000
1/20/2029	105,413,331	263,533,328	158,119,997	17,503,331	43,758,328	26,254,997	20,000,000
2/20/2029	105,368,664	263,421,661	158,052,997	17,495,914	43,739,786	26,243,872	20,000,000
3/20/2029	105,323,998	263,309,994	157,985,996	17,488,498	43,721,244	26,232,746	20,000,000
4/20/2029	105,279,331	263,198,327	157,918,996	17,481,081	43,702,702	26,221,621	20,000,000
5/20/2029	105,234,664	263,086,660	157,851,996	17,473,664	43,684,160	26,210,496	20,000,000
6/20/2029	105,189,997	262,974,993	157,784,996	17,466,247	43,665,618	26,199,371	20,000,000
7/20/2029	105,145,330	262,863,326	157,717,996	17,458,830	43,647,076	26,188,246	20,000,000
8/20/2029	105,100,664	262,751,659	157,650,995	17,451,414	43,628,534	26,177,120	20,000,000
9/20/2029	105,055,997	262,639,992	157,583,995	17,443,997	43,609,992	26,165,995	20,000,000
10/20/2029	105,011,330	262,528,325	157,516,995	17,436,580	43,591,450	26,154,870	20,000,000
11/20/2029	104,966,663	262,416,658	157,449,995	17,429,163	43,572,908	26,143,745	20,000,000
12/20/2029	104,921,996	262,304,991	157,382,995	17,421,746	43,554,366	26,132,620	20,000,000
1/20/2030	104,877,330	262,193,324	157,315,994	17,414,330	43,535,824	26,121,494	20,000,000
2/20/2030	104,832,663	262,081,657	157,248,994	17,406,913	43,517,282	26,110,369	20,000,000
3/20/2030	104,787,996	261,969,990	157,181,994	17,399,496	43,498,740	26,099,244	20,000,000
4/20/2030	104,743,329	261,858,323	157,114,994	17,392,079	43,480,198	26,088,119	20,000,000
5/20/2030	104,698,662	261,746,656	157,047,994	17,384,662	43,461,656	26,076,994	20,000,000
6/20/2030	104,653,996	261,634,989	156,980,993	17,377,246	43,443,114	26,065,868	20,000,000
7/20/2030	104,609,329	261,523,322	156,913,993	17,369,829	43,424,572	26,054,743	20,000,000
8/20/2030	104,564,662	261,411,655	156,846,993	17,362,412	43,406,030	26,043,618	20,000,000
9/20/2030	—	261,299,988	156,779,993	—	43,387,488	26,032,493	20,000,000
10/20/2030	—	261,188,321	156,712,993	—	43,368,946	26,021,368	20,000,000
11/20/2030	—	261,076,654	156,645,992	—	43,350,404	26,010,242	20,000,000
12/20/2030	—	260,964,987	156,578,992	—	43,331,862	25,999,117	20,000,000
1/20/2031	—	260,853,320	156,511,992	—	43,313,320	25,987,992	20,000,000

III-F-2

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)	Scheduled Class A-5 (A) Principal Balance ($)	Scheduled Class A-6 (A) Principal Balance ($)	Scheduled Class B Principal Balance ($)
2/20/2031	—	260,741,653	156,444,992	—	43,294,778	25,976,867	20,000,000
3/20/2031	—	260,629,986	156,377,992	—	43,276,236	25,965,742	20,000,000
4/20/2031	—	260,518,319	156,310,991	—	43,257,694	25,954,616	20,000,000
5/20/2031	—	260,406,652	156,243,991	—	43,239,152	25,943,491	20,000,000
6/20/2031	—	260,294,985	156,176,991	—	43,220,610	25,932,366	20,000,000
7/20/2031	—	260,183,318	156,109,991	—	43,202,068	25,921,241	20,000,000
8/20/2031	—	260,071,651	156,042,991	—	43,183,526	25,910,116	20,000,000
9/20/2031	—	259,959,984	155,975,990	—	43,164,984	25,898,990	20,000,000
10/20/2031	—	259,848,317	155,908,990	—	43,146,442	25,887,865	20,000,000
11/20/2031	—	259,736,650	155,841,990	—	43,127,900	25,876,740	20,000,000
12/20/2031	—	259,624,983	155,774,990	—	43,109,358	25,865,615	20,000,000
1/20/2032	—	259,513,316	155,707,990	—	43,090,816	25,854,490	20,000,000
2/20/2032	—	259,401,649	155,640,989	—	43,072,274	25,843,364	20,000,000
3/20/2032	—	259,289,982	155,573,989	—	43,053,732	25,832,239	20,000,000
4/20/2032	—	259,178,315	155,506,989	—	43,035,190	25,821,114	20,000,000
5/20/2032	—	259,066,648	155,439,989	—	43,016,648	25,809,989	20,000,000
6/20/2032	—	258,954,981	155,372,989	—	42,998,106	25,798,864	20,000,000
7/20/2032	—	258,843,314	155,305,988	—	42,979,564	25,787,738	20,000,000
8/20/2032	—	258,731,647	155,238,988	—	42,961,022	25,776,613	20,000,000
9/20/2032	—	—	155,171,988	—	—	25,765,488	20,000,000
10/20/2032	—	—	155,104,988	—	—	25,754,363	20,000,000
11/20/2032	—	—	155,037,988	—	—	25,743,238	20,000,000
12/20/2032	—	—	154,970,987	—	—	25,732,112	20,000,000
1/20/2033	—	—	154,903,987	—	—	25,720,987	20,000,000
2/20/2033	—	—	154,836,987	—	—	25,709,862	20,000,000
3/20/2033	—	—	154,769,987	—	—	25,698,737	20,000,000
4/20/2033	—	—	154,702,987	—	—	25,687,612	20,000,000
5/20/2033	—	—	154,635,986	—	—	25,676,486	20,000,000
6/20/2033	—	—	154,568,986	—	—	25,665,361	20,000,000
7/20/2033	—	—	154,501,986	—	—	25,654,236	20,000,000
8/20/2033	—	—	154,434,986	—	—	25,643,111	20,000,000
9/20/2033	—	—	154,367,986	—	—	25,631,986	20,000,000

III-F-3

Date	Scheduled Class A-1 (AAA) Principal Balance ($)	Scheduled Class A-2 (AAA) Principal Balance ($)	Scheduled Class A-3 (AA) Principal Balance ($)	Scheduled Class A-4 (AA) Principal Balance ($)	Scheduled Class A-5 (A) Principal Balance ($)	Scheduled Class A-6 (A) Principal Balance ($)	Scheduled Class B Principal Balance ($)
10/20/2033	—	—	154,300,985	—	—	25,620,860	20,000,000
11/20/2033	—	—	154,233,985	—	—	25,609,735	20,000,000
12/20/2033	—	—	154,166,985	—	—	25,598,610	20,000,000
1/20/2034	—	—	154,099,985	—	—	25,587,485	20,000,000
2/20/2034	—	—	154,032,985	—	—	25,576,360	20,000,000
3/20/2034	—	—	153,965,984	—	—	25,565,234	20,000,000
4/20/2034	—	—	153,898,984	—	—	25,554,109	20,000,000
5/20/2034	—	—	153,831,984	—	—	25,542,984	20,000,000
6/20/2034	—	—	153,764,984	—	—	25,531,859	20,000,000
7/20/2034	—	—	153,697,984	—	—	25,520,734	20,000,000
8/20/2034	—	—	153,630,983	—	—	25,509,608	20,000,000
9/20/2034	—	—	153,563,983	—	—	25,498,483	20,000,000
10/20/2034	—	—	153,496,983	—	—	25,487,358	20,000,000
11/20/2034	—	—	153,429,983	—	—	25,476,233	20,000,000
12/20/2034	—	—	153,362,983	—	—	25,465,108	20,000,000
1/20/2035	—	—	153,295,982	—	—	25,453,982	20,000,000
2/20/2035	—	—	153,228,982	—	—	25,442,857	20,000,000
3/20/2035	—	—	153,161,982	—	—	25,431,732	20,000,000
4/20/2035	—	—	153,094,982	—	—	25,420,607	20,000,000
5/20/2035	—	—	153,027,982	—	—	25,409,482	20,000,000
6/20/2035	—	—	152,960,981	—	—	25,398,356	20,000,000
7/20/2035	—	—	152,893,981	—	—	25,387,231	20,000,000
8/20/2035	—	—	152,826,981	—	—	25,376,106	20,000,000
9/20/2035	—	—	—	—	—	—	—

III-F-4

SCHEDULE III-G

SERIES 2026-1 CLASS A-1 (AAA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-1 (AAA) Principal Balance ($)
Series Closing Date	243,000,000
6/20/2026	242,898,750
7/20/2026	242,797,500
8/20/2026	242,696,250
9/20/2026	242,595,000
10/20/2026	242,493,750
11/20/2026	242,392,500
12/20/2026	242,291,250
1/20/2027	242,190,000
2/20/2027	242,088,750
3/20/2027	241,987,500
4/20/2027	241,886,250
5/20/2027	241,785,000
6/20/2027	241,683,750
7/20/2027	241,582,500
8/20/2027	241,481,250
9/20/2027	241,380,000
10/20/2027	241,278,750
11/20/2027	241,177,500
12/20/2027	241,076,250
1/20/2028	240,975,000
2/20/2028	240,873,750
3/20/2028	240,772,500
4/20/2028	240,671,250
5/20/2028	240,570,000
6/20/2028	240,468,750
7/20/2028	240,367,500
8/20/2028	240,266,250
9/20/2028	240,165,000
10/20/2028	240,063,750
11/20/2028	239,962,500
12/20/2028	239,861,250
1/20/2029	239,760,000
2/20/2029	239,658,750
3/20/2029	239,557,500
4/20/2029	239,456,250
5/20/2029	239,355,000
6/20/2029	239,253,750
7/20/2029	239,152,500
8/20/2029	239,051,250
9/20/2029	238,950,000
10/20/2029	238,848,750
11/20/2029	238,747,500
12/20/2029	238,646,250
1/20/2030	238,545,000
2/20/2030	238,443,750
3/20/2030	238,342,500
4/20/2030	238,241,250
5/20/2030	238,140,000

III-G-1

Date	Scheduled Class A-1 (AAA) Principal Balance ($)
6/20/2030	238,038,750
7/20/2030	237,937,500
8/20/2030	237,836,250
9/20/2030	237,735,000
10/20/2030	237,633,750
11/20/2030	237,532,500
12/20/2030	237,431,250
1/20/2031	237,330,000
2/20/2031	237,228,750
3/20/2031	237,127,500
4/20/2031	237,026,250
5/20/2031	236,925,000
6/20/2031	236,823,750
7/20/2031	236,722,500
8/20/2031	236,621,250
9/20/2031	236,520,000
10/20/2031	236,418,750
11/20/2031	236,317,500
12/20/2031	236,216,250
1/20/2032	236,115,000
2/20/2032	236,013,750
3/20/2032	0

III-G-2

SCHEDULE III-H

SERIES 2026-1 CLASS A-2 (AAA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-2 (AAA) Principal Balance ($)
Series Closing Date	243,000,000
6/20/2026	242,898,750
7/20/2026	242,797,500
8/20/2026	242,696,250
9/20/2026	242,595,000
10/20/2026	242,493,750
11/20/2026	242,392,500
12/20/2026	242,291,250
1/20/2027	242,190,000
2/20/2027	242,088,750
3/20/2027	241,987,500
4/20/2027	241,886,250
5/20/2027	241,785,000
6/20/2027	241,683,750
7/20/2027	241,582,500
8/20/2027	241,481,250
9/20/2027	241,380,000
10/20/2027	241,278,750
11/20/2027	241,177,500
12/20/2027	241,076,250
1/20/2028	240,975,000
2/20/2028	240,873,750
3/20/2028	240,772,500
4/20/2028	240,671,250
5/20/2028	240,570,000
6/20/2028	240,468,750
7/20/2028	240,367,500
8/20/2028	240,266,250
9/20/2028	240,165,000
10/20/2028	240,063,750
11/20/2028	239,962,500
12/20/2028	239,861,250
1/20/2029	239,760,000
2/20/2029	239,658,750
3/20/2029	239,557,500
4/20/2029	239,456,250
5/20/2029	239,355,000
6/20/2029	239,253,750
7/20/2029	239,152,500
8/20/2029	239,051,250
9/20/2029	238,950,000
10/20/2029	238,848,750
11/20/2029	238,747,500
12/20/2029	238,646,250
1/20/2030	238,545,000
2/20/2030	238,443,750
3/20/2030	238,342,500
4/20/2030	238,241,250

III-H-1

Date	Scheduled Class A-2 (AAA) Principal Balance ($)
5/20/2030	238,140,000
6/20/2030	238,038,750
7/20/2030	237,937,500
8/20/2030	237,836,250
9/20/2030	237,735,000
10/20/2030	237,633,750
11/20/2030	237,532,500
12/20/2030	237,431,250
1/20/2031	237,330,000
2/20/2031	237,228,750
3/20/2031	237,127,500
4/20/2031	237,026,250
5/20/2031	236,925,000
6/20/2031	236,823,750
7/20/2031	236,722,500
8/20/2031	236,621,250
9/20/2031	236,520,000
10/20/2031	236,418,750
11/20/2031	236,317,500
12/20/2031	236,216,250
1/20/2032	236,115,000
2/20/2032	236,013,750
3/20/2032	235,912,500
4/20/2032	235,811,250
5/20/2032	235,710,000
6/20/2032	235,608,750
7/20/2032	235,507,500
8/20/2032	235,406,250
9/20/2032	235,305,000
10/20/2032	235,203,750
11/20/2032	235,102,500
12/20/2032	235,001,250
1/20/2033	234,900,000
2/20/2033	234,798,750
3/20/2033	234,697,500
4/20/2033	234,596,250
5/20/2033	0

III-H-2

SCHEDULE III-I

SERIES 2026-1 CLASS A-3 (AA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-3 (AA) Principal Balance ($)
Series Closing Date	40,500,000
6/20/2026	40,483,125
7/20/2026	40,466,250
8/20/2026	40,449,375
9/20/2026	40,432,500
10/20/2026	40,415,625
11/20/2026	40,398,750
12/20/2026	40,381,875
1/20/2027	40,365,000
2/20/2027	40,348,125
3/20/2027	40,331,250
4/20/2027	40,314,375
5/20/2027	40,297,500
6/20/2027	40,280,625
7/20/2027	40,263,750
8/20/2027	40,246,875
9/20/2027	40,230,000
10/20/2027	40,213,125
11/20/2027	40,196,250
12/20/2027	40,179,375
1/20/2028	40,162,500
2/20/2028	40,145,625
3/20/2028	40,128,750
4/20/2028	40,111,875
5/20/2028	40,095,000
6/20/2028	40,078,125
7/20/2028	40,061,249
8/20/2028	40,044,374
9/20/2028	40,027,498
10/20/2028	40,010,623
11/20/2028	39,993,747
12/20/2028	39,976,872
1/20/2029	39,959,996
2/20/2029	39,943,121
3/20/2029	39,926,245
4/20/2029	39,909,370
5/20/2029	39,892,494
6/20/2029	39,875,619
7/20/2029	39,858,743
8/20/2029	39,841,868
9/20/2029	39,824,992
10/20/2029	39,808,117

III-I-1

Date	Scheduled Class A-3 (AA) Principal Balance ($)
11/20/2029	39,791,241
12/20/2029	39,774,366
1/20/2030	39,757,490
2/20/2030	39,740,615
3/20/2030	39,723,739
4/20/2030	39,706,864
5/20/2030	39,689,988
6/20/2030	39,673,113
7/20/2030	39,656,237
8/20/2030	39,639,362
9/20/2030	39,622,486
10/20/2030	39,605,611
11/20/2030	39,588,735
12/20/2030	39,571,860
1/20/2031	39,554,984
2/20/2031	39,538,109
3/20/2031	39,521,233
4/20/2031	39,504,358
5/20/2031	39,487,482
6/20/2031	39,470,607
7/20/2031	39,453,731
8/20/2031	39,436,856
9/20/2031	39,419,980
10/20/2031	39,403,105
11/20/2031	39,386,229
12/20/2031	39,369,354
1/20/2032	39,352,478
2/20/2032	39,335,603
3/20/2032	0

III-I-2

SCHEDULE III-J

SERIES 2026-1 CLASS A-4 (AA) NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class A-4 (AA) Principal Balance ($)
Series Closing Date	40,500,000
6/20/2026	40,483,125
7/20/2026	40,466,250
8/20/2026	40,449,375
9/20/2026	40,432,500
10/20/2026	40,415,625
11/20/2026	40,398,750
12/20/2026	40,381,875
1/20/2027	40,365,000
2/20/2027	40,348,125
3/20/2027	40,331,250
4/20/2027	40,314,375
5/20/2027	40,297,500
6/20/2027	40,280,625
7/20/2027	40,263,750
8/20/2027	40,246,875
9/20/2027	40,230,000
10/20/2027	40,213,125
11/20/2027	40,196,250
12/20/2027	40,179,375
1/20/2028	40,162,500
2/20/2028	40,145,625
3/20/2028	40,128,750
4/20/2028	40,111,875
5/20/2028	40,095,000
6/20/2028	40,078,125
7/20/2028	40,061,249
8/20/2028	40,044,374
9/20/2028	40,027,498
10/20/2028	40,010,623
11/20/2028	39,993,747
12/20/2028	39,976,872
1/20/2029	39,959,996
2/20/2029	39,943,121
3/20/2029	39,926,245
4/20/2029	39,909,370
5/20/2029	39,892,494
6/20/2029	39,875,619
7/20/2029	39,858,743
8/20/2029	39,841,868
9/20/2029	39,824,992
10/20/2029	39,808,117
11/20/2029	39,791,241

III-J-1

Date	Scheduled Class A-4 (AA) Principal Balance ($)
12/20/2029	39,774,366
1/20/2030	39,757,490
2/20/2030	39,740,615
3/20/2030	39,723,739
4/20/2030	39,706,864
5/20/2030	39,689,988
6/20/2030	39,673,113
7/20/2030	39,656,237
8/20/2030	39,639,362
9/20/2030	39,622,486
10/20/2030	39,605,611
11/20/2030	39,588,735
12/20/2030	39,571,860
1/20/2031	39,554,984
2/20/2031	39,538,109
3/20/2031	39,521,233
4/20/2031	39,504,358
5/20/2031	39,487,482
6/20/2031	39,470,607
7/20/2031	39,453,731
8/20/2031	39,436,856
9/20/2031	39,419,980
10/20/2031	39,403,105
11/20/2031	39,386,229
12/20/2031	39,369,354
1/20/2032	39,352,478
2/20/2032	39,335,603
3/20/2032	39,318,727
4/20/2032	39,301,851
5/20/2032	39,284,976
6/20/2032	39,268,101
7/20/2032	39,251,225
8/20/2032	39,234,349
9/20/2032	39,217,474
10/20/2032	39,200,599
11/20/2032	39,183,723
12/20/2032	39,166,848
1/20/2033	39,149,972
2/20/2033	39,133,096
3/20/2033	39,116,221
4/20/2033	39,099,346
5/20/2033	0

III-J-2

SCHEDULE III-K

SERIES 2026-1 CLASS B NOTES

AMORTIZATION SCHEDULE

Date	Scheduled Class B Principal Balance ($)
Series Closing Date	22,000,000
6/20/2026	22,000,000
7/20/2026	22,000,000
8/20/2026	22,000,000
9/20/2026	22,000,000
10/20/2026	22,000,000
11/20/2026	22,000,000
12/20/2026	22,000,000
1/20/2027	22,000,000
2/20/2027	22,000,000
3/20/2027	22,000,000
4/20/2027	22,000,000
5/20/2027	22,000,000
6/20/2027	22,000,000
7/20/2027	22,000,000
8/20/2027	22,000,000
9/20/2027	22,000,000
10/20/2027	22,000,000
11/20/2027	22,000,000
12/20/2027	22,000,000
1/20/2028	22,000,000
2/20/2028	22,000,000
3/20/2028	22,000,000
4/20/2028	22,000,000
5/20/2028	22,000,000
6/20/2028	22,000,000
7/20/2028	22,000,000
8/20/2028	22,000,000
9/20/2028	22,000,000
10/20/2028	22,000,000
11/20/2028	22,000,000
12/20/2028	22,000,000
1/20/2029	22,000,000
2/20/2029	22,000,000
3/20/2029	22,000,000
4/20/2029	22,000,000
5/20/2029	22,000,000
6/20/2029	22,000,000
7/20/2029	22,000,000
8/20/2029	22,000,000
9/20/2029	22,000,000
10/20/2029	22,000,000
11/20/2029	22,000,000
12/20/2029	22,000,000

III-K-1

Date	Scheduled Class B Principal Balance ($)
1/20/2030	22,000,000
2/20/2030	22,000,000
3/20/2030	22,000,000
4/20/2030	22,000,000
5/20/2030	22,000,000
6/20/2030	22,000,000
7/20/2030	22,000,000
8/20/2030	22,000,000
9/20/2030	22,000,000
10/20/2030	22,000,000
11/20/2030	22,000,000
12/20/2030	22,000,000
1/20/2031	22,000,000
2/20/2031	22,000,000
3/20/2031	22,000,000
4/20/2031	22,000,000
5/20/2031	22,000,000
6/20/2031	22,000,000
7/20/2031	22,000,000
8/20/2031	22,000,000
9/20/2031	22,000,000
10/20/2031	22,000,000
11/20/2031	22,000,000
12/20/2031	22,000,000
1/20/2032	22,000,000
2/20/2032	22,000,000
3/20/2032	22,000,000
4/20/2032	22,000,000
5/20/2032	22,000,000
6/20/2032	22,000,000
7/20/2032	22,000,000
8/20/2032	22,000,000
9/20/2032	22,000,000
10/20/2032	22,000,000
11/20/2032	22,000,000
12/20/2032	22,000,000
1/20/2033	22,000,000
2/20/2033	22,000,000
3/20/2033	22,000,000
4/20/2033	22,000,000
5/20/2033	0

III-K-2